UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

NEXTNAV INC.

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(Name of Registrant as Specified In Its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply)
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 6, 2022

Dear Fellow Stockholders:

You are cordially invited to attend the first Annual Meeting of Stockholders of NextNav Inc. (“NextNav” or the “Company”) to be held on Wednesday, May 18, 2022 at 12:00 p.m. (Eastern Time) (the “Annual Meeting”). The Annual Meeting will be conducted virtually, via live audio webcast online at www.virtualshareholdermeeting.com/NN2022.

If you attend the Annual Meeting, you will be able to vote and submit questions during the Annual Meeting by using the control number we provide to you in the Notice of Internet Availability of Proxy Materials (the “Notice”), which describes the availability of these proxy materials over the Internet. We commenced mailing the Notice to our stockholders on or about April 6, 2022, which contains instructions on how to access our 2022 Proxy Statement (the “Proxy Statement”) and Annual Report on Form 10-K for the year ended December 31, 2021, as well as instructions on how to vote. Internet distribution of our proxy materials expedites receipt by stockholders, lowers the cost of the Annual Meeting, and conserves natural resources. Stockholders who receive the Notice will not receive a printed copy of the proxy materials in the mail; however, if you would prefer to receive paper copies of our proxy materials, please follow the instructions included in the Notice.

Please refer to the Proxy Statement for detailed information on each of the proposals and the Annual Meeting. Your vote is important, and we strongly urge all stockholders to vote their shares. We encourage you to vote promptly, even if you plan to virtually attend the Annual Meeting.

Best regards,
/s/ Ganesh Pattabiraman	/s/ Gary Parsons
Ganesh Pattabiraman	Gary Parsons
President and Chief Executive Officer and Director	Chair of the Board of Directors

NextNav Inc.
1775 Tyson’s Blvd., 5th Floor
McLean, VA 22102

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 18, 2022

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To our Stockholders:

NOTICE IS HEREBY GIVEN that NextNav’s Annual Meeting will be held solely by means of live webcast online at www.virtualshareholdermeeting.com/NN2022 on Wednesday, May 18, 2022, at 12:00 p.m. (Eastern Time), to consider and vote on the following matters described in the accompanying Proxy Statement:

1.      To elect seven (7) director nominees named in the accompanying Proxy Statement to our Board of Directors (our “Board”), each to serve until our 2023 Annual Meeting of Stockholders or until such person’s successor is duly elected and qualified (“Proposal 1”).

2.      To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (“Proposal 2”).

3.      To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

Our Board has fixed March 28, 2022 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relevant to the Annual Meeting during ordinary business hours for at least 10 days prior to the date of the Annual Meeting at 1775 Tyson’s Blvd., 5th Floor, McLean, VA 22102 and on the date of the Annual Meeting on the virtual meeting platform for the Annual Meeting at www.virtualshareholdermeeting.com/NN2022.

Our Board unanimously recommends that you vote “FOR ALL” for Proposal 1 and “FOR” Proposal 2.

By hosting the Annual Meeting online, we are able to effectively communicate with our stockholders, enable increased attendance and participation from locations around the world, reduce financial and environmental costs and increase overall efficiency and safety for both us and our stockholders. The Annual Meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. Whether or not you expect to attend, you are respectfully requested by our Board to promptly either sign, date and return the proxy card (if you requested a paper copy) or vote by telephone or via the Internet by following the instructions provided on the Notice.

By Order of the Board of Directors,
/s/ Robert Lantz
Robert Lantz
Vice President, General Counsel and Secretary

McLean, Virginia
April 6, 2022

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be Held on May 18, 2022:

Copies of our Proxy Materials, consisting of the Notice of Internet Availability of Proxy Materials, the
Proxy Statement and accompanying Form of Proxy Card, and our 2021 Annual Report on Form 10-K, are
available at www.virtualshareholdermeeting.com/NN2022.

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YOUR VOTE IS IMPORTANT

If your shares are held in a brokerage account or by another nominee record holder and you do not receive a Notice, please be sure to mark your voting choices on the voting instruction card that accompanies this Proxy Statement. If you fail to specify your voting instructions for certain of the proposals, your shares will not be voted on such proposals due to rules applicable to broker voting, and we may incur additional costs to solicit votes.

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PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information you should consider, and you should read the entire Proxy Statement carefully before voting.

2022 Annual Meeting of Stockholders
DATE & TIME	RECORD DATE	NUMBER OF SHARES OUTSTANDING AS OF THE RECORD DATE
12:00 p.m. (ET) on Wednesday, May 18, 2022	March 28, 2022	96,553,763

VIRTUAL MEETING LOCATION	MAILING DATE	VOTING
www.virtualshareholdermeeting.com/NN2022	This Proxy Statement was first mailed or made available to stockholders on or about April 6, 2022.	Stockholders as of the Record Date are entitled to vote. Each share of common stock is entitled one vote for each director nominee and one vote for each of the other proposals to be voted on.

Voting Matters and Vote Recommendation

Proposal to be Considered at the 2022 Annual Meeting	Board Vote Recommendation
Election of Directors	FOR ALL
Ratification of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2022	FOR

How to Cast Your Vote

INTERNET (www.proxyvote.com) until 11:59 PM (ET) on Tuesday, May 17, 2022	MAIL by completing, signing and returning your proxy card or voting instruction card so that it is received before the polls close on Wednesday, May 18, 2022
TELEPHONE (1-800-690-6903) until 11:59 PM (ET) on Tuesday, May 17, 2022

VIRTUALLY “IN PERSON” by participating in and voting online at the Annual Meeting. See “How Do I Attend the Annual Meeting?” on page 5 for more information. Please note that if you do not receive a control number with your Notice or voting instructions, you will need to obtain a legal proxy to participate in and vote your shares at the Annual Meeting

Snapshot of 2022 Director Nominees

5 of our 7 Director Nominees are Independent	NextNav’s Former Chief Executive Officer is the Chair of our Board
Our Director Nominees exhibit an effective mix of skills, experiences and perspectives, including:
Financial Capital Markets and M&A Expertise	Experience in Venture Capital Investing
Extensive Public Company Directorship Experience	Oversight of Investments in Industry-Transforming Technology Companies
Experience in the Telecommunications, Media and Technology (TMT) Industry	Terrestrial, Satellite-Based and Proximity-Based Location Systems Expertise

Auditors

We ask that our stockholders ratify the appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the year ending December 31, 2022. Below is summary information about EY’s fees for services provided in fiscal years 2021 and 2020.

Fee Category:	2021	2020
Audit Fees(1)	$1,451,938	$996,798
Audit-Related Fees	$—	$—
Tax Fees(2)	$178,923	$142,196
All Other Fees	$—	$—
Total Fees	$1,630,861	$1,138,994

____________

(1)      Audit Fees: Consists of fees for the audit and other procedures in connection with the Annual Report on Form 10-K for the year ended December 31, 2021, the audit of our financial statements for the year ended December 31, 2020, and certain procedures conducted in connection with the Business Combination (as defined herein).

(2)      Tax Fees: Consists of fees for general tax consulting, tax compliance and other tax advice. Tax fees encompass a variety of permissible tax services, primarily including tax advice related to federal, state and international income tax compliance.

During the period from August 10, 2020 (inception) through December 31, 2020, Marcum LLP (“Marcum”) served as the independent registered public accounting firm for Spartacus Acquisition Corporation, a party to the Business Combination (as defined below). After the Business Combination, on October 28, 2021, the Audit Committee of our Board of Directors (the “Audit Committee”) approved a resolution appointing EY as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ended December 31, 2021, replacing Marcum, which was dismissed from its role as Spartacus Acquisition Corporation’s independent registered public accounting firm, effective immediately. For information on audit fees, see “Proposal 2: Ratification of Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2022 — Fees Paid to Independent Registered Public Accounting Firms” below.

NextNav Inc.
1775 Tyson’s Blvd., 5th Floor
McLean, VA 22102

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PROXY STATEMENT

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2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 18, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, MAY 18, 2022.

We are making this Proxy Statement and the accompanying form of proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”), available electronically via the Internet at www.virtualshareholdermeeting.com/NN2022 and our website, www.nextnav.com. If you wish to receive a paper or e-mail copy of these documents, please request one by following the instructions contained in the Notice of Internet Availability of Proxy Materials (the “Notice”). There is no charge for requesting a copy.

The Notice was first mailed or made available to our stockholders on or about April 6, 2022, in connection with the solicitation of proxies on behalf of our Board for use at our 2022 Annual Meeting of Stockholders, to be held on Wednesday, May 18, 2022 at 12:00 p.m. (Eastern Time), virtually at www.virtualshareholdermeeting.com/NN2022, and at any adjournment or postponement thereof (the “Annual Meeting”). Whether or not you plan to attend the Annual Meeting, please follow the instructions on the Notice so that your shares may be voted at the Annual Meeting. You may vote your shares by mail, by email, by telephone or through the Internet by following the instructions set forth on the Notice. If you attend the Annual Meeting, you may revoke your previously-submitted proxy and vote virtually during the Annual Meeting.

FREQUENTLY ASKED QUESTIONS

The following questions and answers present important information pertaining to the Annual Meeting:

Q:     What is in this Proxy Statement?

A:     This Proxy Statement describes the proposals on which we would like you, as a stockholder, to vote at the Annual Meeting. It gives you information on the proposals, as well as other information about us, including the compensation of our directors and certain of our executive officers and corporate governance matters, so that you can make an informed decision on whether or how to vote your stock.

Q:     What is the purpose of this Proxy Statement?

A:     Our Board is soliciting your proxy to vote at the Annual Meeting, which will be held online at www.virtualshareholdermeeting.com/NN2022 on Wednesday, May 18, 2022, at 12:00 p.m. (Eastern Time). You received proxy materials because you owned common shares at the close of business on March 28, 2022 (the “Record Date”), which entitles you to vote at the Annual Meeting. This Proxy Statement contains important information about the matters to be voted on at the Annual Meeting and about us. As many of our stockholders may be unable to attend the Annual Meeting, proxies are solicited to give each stockholder an opportunity to vote on all matters that will properly come before the Annual Meeting. References in this Proxy Statement to the Annual Meeting include any adjournments or postponements of the Annual Meeting.

Q:     What is the purpose of the Annual Meeting?

A:     We are holding the Annual Meeting for the following purposes, which are described in more detail below in this Proxy Statement:

1.      To elect seven (7) directors to our Board, each to serve until our 2023 Annual Meeting of Stockholders or until such person’s successor is duly elected and qualified (“Proposal 1”).

2.      To ratify the appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the year ending December 31, 2022 (“Proposal 2”).

We will also consider any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof. See “Will any other business be presented for action by stockholders at the Annual Meeting?” below.

Q:     Will any other business be presented for action by stockholders at the Annual Meeting?

A:     Management knows of no business that will be presented at the Annual Meeting other than Proposal 1 and Proposal 2. If any other matter properly comes before the Annual Meeting, the persons named as proxies in the proxy card intend to vote your shares (which confer discretionary authority to vote on such matters) in accordance with their judgment on the matter. Your proxy holders will have the authority to appoint a substitute to act as proxy.

Q:     Who is entitled to vote at the Annual Meeting?

A:     Only stockholders of record as of the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. During the ten days before the Annual Meeting, you may inspect a list of stockholders eligible to vote. If you would like to inspect the list, please contact our Secretary at (408) 400-7840 to make arrangements to inspect the list. We will also make the list of stockholders eligible to vote at the Annual Meeting available during the Annual Meeting electronically on the virtual meeting website.

Q:     How many shares of common stock can vote?

A:     There were 96,553,763 shares of our common stock outstanding as of the close of business on the Record Date. Each stockholder entitled to vote at the Annual Meeting may cast one vote for each share of common stock owned by him, her or it that has voting power upon each matter considered at the Annual Meeting. Our stockholders do not have the right to cumulate their votes in the election of directors.

Q:     How do I vote my shares?

A:     The answer depends on whether you own your shares of our common stock directly (that is, you hold shares that show your name as the registered stockholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own shares of our common stock directly (i.e., you are a “registered stockholder”), your proxy is being solicited directly by us, and you can vote at the Annual Meeting or by proxy whether or not you attend the Annual Meeting virtually.

•        If you wish to vote over the Internet, go to www.proxyvote.com and log in using your unique control number that was included in the Notice. Internet voting is available 24 hours a day.

•        If you wish to vote by telephone, call 1-800-690-6903 (toll free in North America) and follow the instructions and refer to your unique control number that was included in the Notice.

•        If you wish to vote by mail, please request a paper copy of the materials, which will include a proxy card. Please promptly complete, sign and return your proxy card by following the instructions included thereon to ensure that it is received prior to the closing of the polls at the Annual Meeting. Please keep in mind that if you sign your proxy card but do not indicate how you wish to vote, the proxies will vote your shares “FOR ALL” of the seven (7) director nominees and “FOR” the ratification of EY as our independent registered public accounting firm. Unsigned proxy cards will not be counted.

•        If you wish to vote live over the Internet during the meeting, go to www.virtualshareholdermeeting.com/NN2022 and enter your unique control number that was included in the Notice. Once properly admitted to the Annual Meeting, you will be able to vote your shares by following the instructions that will be available on the Annual Meeting website.

Internet and telephone votes must be submitted no later than 11:59 PM on Tuesday, May 17, 2022. The chair of the Annual Meeting may waive the proxy cut-off without notice. If the proxy is not dated, it will be deemed to be submitted seven calendar days after the date on which it was mailed to you.

If you hold your shares of our common stock through a broker, bank or other nominee, a voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. Please be sure to mark your voting choices on your voting instruction card before you return it. You may also be able to vote by telephone, via the Internet or at the Annual Meeting, depending upon your voting instructions. Please refer to the instructions provided with your voting instruction card for information about voting in these ways. See also “What is the effect if I fail to give voting instructions to my broker, bank or other nominee?” below.

Q:     How do I attend the Annual Meeting?

A:     The Annual Meeting is being held as a virtual only meeting this year. If you are a stockholder of record as of the Record Date, you may attend, vote and ask questions virtually at the meeting by logging in at www.virtualshareholdermeeting.com/NN2022.com using the control number included in the Notice, on your proxy card, or on the instructions that accompanied your proxy materials. The Annual Meeting will begin promptly at 12:00 p.m. (Eastern Time). We recommend that you log in a few minutes before the Annual Meeting begins to ensure you are logged in when the meeting starts. Online check-in will begin at 11:45 a.m. (Eastern Time).

If you are a stockholder holding your shares in “street name” as of the Record Date and your voting instruction form or the Notice indicates that you may vote those shares through www.proxyvote.com, then you may access, participate in, and vote at the Annual Meeting with the control number indicated on that voting instruction form or the Notice. If you are a stockholder holding your shares in “street name” as of the Record Date and did not receive a control number, please contact your bank, broker or other nominee at least five days before the Annual Meeting and obtain a legal proxy to be able to participate in or vote at the Annual Meeting.

If you are a stockholder as of the Record Date and have logged in using your control number, you may type questions into the dialog box provided at any point during the meeting (until the floor is closed to questions). The audio broadcast of the Annual Meeting will be archived at www.virtualshareholdermeeting.com/NN2022 and on our Investor Relations page at www.nextnav.com for at least one year.

If you are not a stockholder as of the Record Date or do not log in using your control number, you may still listen to the Annual Meeting, but will not be able to ask questions or vote at the Annual Meeting.

Q:     Will I have the same participation rights in this virtual-only stockholder meeting as I would have at an in-person stockholder meeting?

A:     Yes. On the day of the Annual Meeting, please go to www.virtualshareholdermeeting.com/NN2022 and log in using the control number that was included in the Notice. You will be able to vote online during the Annual Meeting, change a vote you may have submitted previously, or ask questions online that will be reviewed and answered by the speakers. You will only be able to participate in this manner if you log in with your control number and follow the other steps described herein.

Q:     Can I submit a question for the Annual Meeting?

A:     Stockholders who attend the Annual Meeting and log in as a stockholder using their control number will have an opportunity to submit questions in writing during a portion of the Annual Meeting. Instructions for submitting a question during the Annual Meeting will be provided on the Annual Meeting website. We will endeavor to answer as many submitted questions as time permits; however, we reserve the right to exclude questions regarding topics that are not pertinent to meeting matters, are about personal concerns not shared by stockholders generally, or are inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Our Investor Relations team will respond to any questions that are appropriate and pertinent to the Annual Meeting but cannot be answered during the Annual Meeting due to time constraints after the Annual Meeting.

Q:     What should I do if I need technical support during the Annual Meeting?

A:     The Annual Meeting platform is fully supported across browsers and devices running the most updated version of applicable software and plugins. Attendees should ensure they have a strong internet or Wi-Fi connection wherever they intend to participate in the Annual Meeting. Attendees should also allow plenty of time to log in, and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

If you experience any technical difficulties with the virtual meeting platform on the meeting day, please call the phone number that will be provided on the Annual Meeting website. We will have technicians ready to assist you with any technical difficulties you may have beginning 10 minutes prior to the start of the Annual Meeting, and the technicians will be available through the conclusion of the Annual Meeting. Additional information regarding matters addressing technical and logistical issues, including technical support during the Annual Meeting, will be available on the Annual Meeting website.

Q:     What is a proxy?

A:     A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxies, Robert Lantz, our Vice President, General Counsel and Secretary, and Christian D. Gates, our Chief Financial Officer. They may act together or individually on your behalf, and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to attend the Annual Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of common stock may be voted.

Q:     What is the effect if I fail to give voting instructions to my broker, bank or other nominee?

A:     If your shares of our common stock are held by a broker, bank or other nominee and your voting instruction card does not indicate that you may vote your shares directly, you must provide your broker or nominee with instructions on how to vote your shares for Proposal 1 in order for your shares to be counted.

A broker non-vote occurs when a beneficial owner of shares held in street name does not provide such voting instructions and, as a result, the broker, bank or other nominee that holds the shares is prohibited from voting those shares on certain “non-routine” matters (including the election of directors). In the event of a broker non-vote, such beneficial owner’s shares of common stock will be included in determining whether a quorum is present, but otherwise will not be counted. Similarly, abstentions will be included in determining whether a quorum is present but otherwise will not be counted. Thus, a broker non-vote or an abstention will make a quorum more readily obtainable, but a broker non-vote or an abstention will not otherwise affect the outcome of a vote on a proposal that requires a plurality of the votes cast. A broker non-vote or an abstention with respect to a proposal that requires the affirmative vote of a majority of outstanding shares or a majority of the shares present in person or by proxy and entitled to vote will, however, have the same effect as a vote against the proposal. See “What vote is required to approve each proposal?” below.

We encourage you to provide voting instructions to the organization that holds your shares if you do not have the option to vote your shares directly.

Q:     What if I want to change my vote or revoke my proxy?

A:     A registered stockholder may change his, her or its vote or revoke his, her or its proxy at any time before the Annual Meeting in multiple ways: (i) by going to www.proxyvote.com and logging in using your unique control number that was included in the Notice; (ii) by attending and voting at the Annual Meeting; or (iii) by submitting a later dated proxy card. We will count your vote in accordance with the last instructions we receive from you prior to the closing of the polls, whether your instructions are received by mail, telephone, Internet or at the Annual Meeting. If you hold your shares through a broker, bank or other nominee and wish to change your vote, you must follow the procedures required by your broker, bank or other nominee. Please note that attendance at the Annual Meeting alone will not cause your previously granted proxy or voting instructions to be revoked unless you specifically so request or vote at the Annual Meeting.

Q:     What is a quorum?

A:     The holders of a majority of the 96,553,763 shares of common stock outstanding as of the Record Date, either present by remote communication or represented by proxy, constitutes a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present by attendance at the Annual Meeting or represented by proxy, the Annual Meeting will be adjourned until a quorum is obtained. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

Q:     What vote is required to approve each proposal?

A:

1.      Proposal 1 — Election of directors: Votes may be cast: FOR ALL nominees, WITHHOLD ALL nominees or FOR ALL EXCEPT those nominees noted by you on the appropriate portion of your proxy or voting instruction card. A plurality of the votes of the holders of the shares of our common stock present by remote communication or represented by proxy at the Annual Meeting and entitled to vote generally on the election of directors is required for the election of the director nominees to our Board as directors. This means that the seven (7) director nominees with the most votes will be elected. You may choose to vote or withhold your vote for one or more of such nominees. Withholding a vote from a director nominee will not be voted with respect to the director nominee indicated and will have no impact on the election of directors, although it will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.

2.      Proposal 2 — Ratification of the appointment of EY as our independent registered public accounting firm for 2022: Votes may be cast: FOR, AGAINST or ABSTAIN. The affirmative vote of the holders of the majority of shares of common stock present by remote communication or represented by proxy at the Annual Meeting and entitled to vote is required to approve this proposal. Abstentions with respect to this proposal will have the effect of votes “AGAINST” this proposal. There will be no broker non-votes with respect to this proposal.

Q:     How does the Board recommend that I vote on each of the proposals?

A:     Our Board unanimously recommends that stockholders vote “FOR ALL” for Proposal 1 and “FOR” Proposal 2.

Q:     How many shares of our common stock do the directors and officers of the Company beneficially own, and how do they plan to vote their shares?

A:     Directors and executive officers, who, as of the Record Date, had beneficial ownership of approximately 15.7% of our outstanding shares of common stock, are expected to vote, or direct the voting of their shares, “FOR ALL” for Proposal 1 and “FOR” Proposal 2.

Q:     Who will count the votes, and is my vote confidential?

A:     A representative of Broadridge will count the votes cast at the Annual Meeting and will serve as the inspector of election. Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our company or to third parties, except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

Q:     How will proxies be solicited and who will pay the cost of the proxy solicitation?

A:     The solicitation of proxies will be primarily by mail, but our directors, officers and other employees may also solicit proxies personally or by telephone but will receive no special compensation for doing so. We will bear all costs of the solicitation, including the printing, handling and mailing of the Annual Meeting materials. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to our stockholders, if any.

Q:     Where can I find the voting results?

A:     Final voting results will be reported in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (the “SEC”) on EDGAR at https://www.sec.gov within four business days of the Annual Meeting.

Q:     Who is the independent registered public accounting firm, and will it be represented at the Annual Meeting?

A:     EY served as the principal independent registered public accounting firm of our predecessor company, NextNav, LLC, a Delaware limited liability company (“former NextNav”) until the Business Combination (as defined below) and continued as our principal independent registered public accounting for the rest of the fiscal year ended December 31, 2021 and audited our consolidated financial statements for such fiscal year. EY has been appointed by the Audit Committee to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022. We expect that one or more representatives of EY will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the end of the Annual Meeting.

Q:     Why are we being asked to ratify the appointment of Ernst & Young LLP?

A:     Although stockholder approval of the Audit Committee’s appointment of EY as our independent registered public accounting firm is not required, we believe that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the Annual Meeting, the Audit Committee may reconsider its selection of EY, but will not be required to take any action.

BOARD OF DIRECTORS

Our Board currently consists of seven (7) members. Upon election of the seven (7) nominees for director below at the Annual Meeting, our Board will continue to consist of seven (7) members. Our Bylaws provide that each director shall hold office until the next annual meeting of stockholders and until their respective successor shall have been duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Set forth below for each current director standing for election at the Annual Meeting is a list of Board Committee memberships and a description of his business experience, qualifications, education and skills that led our Board to conclude that such individual should serve as a member of our Board:

Director/Nominee	Age	Position(s)
Gary M. Parsons	71	Chair of the Board of Directors
Ganesh Pattabiraman	49	President and Chief Executive Officer and Director
Peter D. Aquino	60	Director
Peter J. Barris	70	Director
Bandel L. Carano	60	Director
James B. Fleming	59	Director
Alan B. Howe	60	Director

Gary M. Parsons has served as the Chair of our Board since October 2021. Prior to this, Mr. Parsons served as the Chief Executive Officer of former NextNav from July 2011 until January 2016 when he transitioned to the position of Chairman of the NextNav Holdings, LLC board of directors until October 2021. Mr. Parsons is the founder of XM Satellite Radio, serving as its Chairman from 1997 to 2008 when it merged with Sirius Satellite Radio (Nasdaq: SIRI), and serving as SiriusXM Satellite Radio’s Chairman of the board from 2008 until 2010. Mr. Parsons is currently the co-Chairman of the National Alliance to End Homelessness, a venture partner of Columbia Capital, a capital investment firm operating in the communications, media and technology space, and a director of Omnispace LLC, Siden, Inc. and Torad Engineering LLC, where he is also chairman of its board.

Mr. Parsons holds a Master of Business Administration from the University of South Carolina and a Bachelor of Science in Electrical and Computer Engineering from Clemson University.

Mr. Parsons’ knowledge of the Company and extensive experience serving as an executive and board chairman in the telecommunications industry makes him a valuable asset to our Board.

Board Committees:    None

Ganesh Pattabiraman has served as a director and as our President and Chief Executive Officer since October 2021. Mr. Pattabiraman is the co-founder of former NextNav and served as its president from October 2007 to October 2021. Mr. Pattabiraman served as the Chief Executive Officer of former NextNav from October 2007 to June 2011, and then again from January 2016 until October 2021. Mr. Pattabiraman served as a director on former NextNav’s board from December 2007 to October 2021. Prior to former NextNav, Mr. Pattabiraman worked as the Product Manager of Qualcomm, Inc.’s location-based service products from 1997 to 2006. Qualcomm, Inc. is a multinational corporation that creates semiconductors, software and services related to wireless technology. Over his twenty-plus year career, Mr. Pattabiraman has led various initiatives in launching terrestrial, satellite-based (GPS and LEO) and proximity-based location systems into mass market devices — including GPS and sensor based technologies. Mr. Pattabiraman currently holds ten issued patents.

Mr. Pattabiraman received his Master of Business Administration from the University of Pennsylvania, Wharton School and a Master’s in Electrical Engineering from George Mason University.

Mr. Pattabiraman’s deep knowledge of the company, as well as his experience with terrestrial, satellite-based and proximity-based location systems make him a valuable asset to our Board.

Board Committees:    None

Peter D. Aquino has served as a director since October 2021. Mr. Aquino is currently the President and CEO of SeaChange International, Inc. (“SeaChange”) (Nasdaq: SEAC), a position he has held since September 2021. SeaChange provides first-class video streaming, linear TV and video advertising technology for operators, content owners and broadcasters globally. Prior to this, Mr. Aquino served as the Chairman and Chief Executive Officer of Spartacus Acquisition Corporation (Nasdaq: TMTS), an entity party to the Business Combination (as defined below), from August 2020 until October 2021. Mr. Aquino has over 30 years of experience in the telecommunications, media and technology (“TMT”) industry, with a history of guiding companies to effectively execute strategies in expansion, turnaround, restructuring, M&A, and other key initiatives at both public and private companies. Mr. Aquino served as the Chairman and CEO of Internap Corporation (“INAP”) (formerly Nasdaq: INAP), a public data center portfolio company, from September 2016 to May 2020, and led the board through a Chapter 11 bankruptcy and restructuring. Mr. Aquino has served on several public boards that led to successful exit transactions, including Lumos Networks (formerly Nasdaq: LMOS), TIVO Inc. (formerly Nasdaq: TIVO), and Fairpoint Communications, Inc. (formerly Nasdaq: FRP), and served as chairman of the board of directors of the United Way U.S.A. from 2012 to 2015, a $3 billion private charity.

During the past five years, Mr. Aquino served on the board of Alaska Communications Systems Group, Inc. (Nasdaq: ALSK), and currently serves on the board of SeaChange. Mr. Aquino holds a Master in Business Administration from George Washington University and a Bachelor of Sciences from Montclair State University.

Mr. Aquino is well qualified to serve as a director on our Board due to his extensive TMT experience, including with respect to business strategy, capital markets and mergers and acquisitions.

Board Committees:    Audit Committee (Member); Compensation and Human Capital Committee (Member)

Peter J. Barris has served as a director since October 2021. Prior to this, Mr. Barris served as a director of former NextNav from July 2014 to October 2021. Mr. Barris joined New Enterprise Associates (“NEA”), a global venture capital fund investing in technology and healthcare, in 1992 and was the firm’s Managing General Partner from 1999-2017. Mr. Barris has served as NEA’s Chairman and General Partner since 2017. During his 18 years at its helm, NEA’s assets under management grew from $1 billion to over $20 billion and the organization scaled its operations to become one of the world’s largest venture capital firms.

Mr. Barris currently serves on the board of public companies Groupon (Nasdaq: GRPN) and Sprout Social (Nasdaq: SPT). In addition, Mr. Barris is Vice-Chair of the Northwestern University Board of Trustees and serves on the boards of In-Q-Tel and The Brookings Institute. Mr. Barris previously served on the Executive Committee of the Board of the National Venture Capital Association and was also a founding member of Venture Philanthropy Partners, a philanthropic organization in the Washington D.C. area. Mr. Barris received his Bachelor of Science in Electrical Engineering from Northwestern University and his Master of Business Administration from the Tuck School of Business at Dartmouth.

Mr. Barris’ long history of overseeing investments in multiple industry-transforming technology companies, his knowledge of the technology industry, and his previous public company board experience make him a valuable asset to our Board.

Board Committees:    Nominating and Corporate Governance Committee (Chair)

Bandel L. Carano has served as a director since October 2021. Prior to this, Mr. Carano served as a director of former NextNav from September 2014 to October 2021. Mr. Carano joined Oak Investment Partners, a multi-stage venture capital firm, in 1985 and has been a General Partner of Oak Investment Partners since 1987. Mr. Carano has been a Managing Partner of Oak Investments Partners since 2010. From 1983 to 1985, Mr. Carano was a member of Morgan Stanley’s Venture Capital Group, where he was responsible for advising Morgan Stanley on high-tech new business development and sponsoring venture investments. As a venture capitalist, Mr. Carano has been involved with numerous technology companies in the telecommunications, wireless, rich media and semiconductor industries including 2Wire, Inc., Avici Systems, Qtera Corporation, Sentient Networks, Inc. and Wellfleet Communications, among others.

Mr. Carano currently serves on the board of public companies nLight, Inc. (Nasdaq: LASR), NeoPhotonics Corp. (Nasdaq: NPTN) and Airspan Networks Holdings, Inc. (NYSE: MIMO). Mr. Carano served on the board of Kratos Defense & Security Solutions, Inc. (Nasdaq: KTOS) from 1998 to September 2019. Mr. Carano is also a director of the private company Centric Software. Mr. Carano has previously invested in and served on the board of several public companies including Tele Atlas BV (acquired by TomTom (OTCMKTS: TMOAY) in 2007), Synopsys, Inc. (Nasdaq: SNPS), FiberTower Corporation (acquired by AT&T (NYSE: T) in 2018), Virata, Inc. (acquired by Globespan Inc. in 2001) and Polycom, Inc. (acquired by Plantronics, Inc. (NYSE: PLT) in 2018). Mr. Carano serves on the Investment Advisory Board of the Stanford Engineering Venture Fund. Mr. Carano holds both a Master of Science and a Bachelor of Science in Electrical Engineering from Stanford University.

Mr. Carano’s years of venture capital investing, his experience as a director of various public companies and his insights in building these businesses make him a valuable asset to our Board.

Board Committees:    Compensation Committee (Member); Nominating and Corporate Governance Committee (Member)

James B. Fleming has served as a director since October 2021. Prior to this, Mr. Fleming served as a director of former NextNav from 2007 to October 2021. Mr. Fleming is an investor and partner at Columbia Capital, a capital investment firm operating in the communications, media and technology space, which he joined in 1994. Mr. Fleming has been a partner at Columbia Capital since 1996. Mr. Fleming focuses on investments in the cyber security, media and mobile sectors. He is currently a director of Capitol Power Group, Deep Edge Technologies, High Band Holdings, LB Spectrum, Local Media, Omnispace, SoundHouse, Three Forty-Five Holdings, and Vivacity Networks and has previously served as a director for a variety of companies in the media, cyber security and telecommunication industry. Mr. Fleming began in career in the audit department of PricewaterhouseCoopers from 1984 to 1988. Mr. Fleming received his Bachelor of Arts from Stanford University.

Mr. Fleming’s experience as an investor in the cybersecurity, media and mobile sectors of the communications, media and technology space makes him a valuable asset to our Board.

Board Committees:    Audit Committee (Member); Compensation and Human Capital Committee (Chair)

Alan B. Howe has served as a director since October 2021. Prior to this, Mr. Howe served as a director of Spartacus Acquisition Corporation (Nasdaq: TMTS), an entity party to the Business Combination (as defined below), from October 2020 until the closing of the Business Combination in October 2021. He has served as co-founder and Managing Partner of Broadband Initiatives, LLC, a telecommunications consulting firm, since 2001. Mr. Howe also served as vice president of strategic and wireless business development for Covad Communications, Inc. (formerly Nasdaq: COVD), a national broadband telecommunications company, from May 2005 to October 2008, and as Chief Financial Officer and vice president of corporate development for Teletrac, Inc., a mobile data and location solutions provider, from April 1995 to April 2011. Previously, Mr. Howe held various executive management positions for Sprint Corporation (NYSE: S) and Manufacturers Hanover Trust Company.

Mr. Howe has over 30 years of extensive hands-on operational expertise combined with corporate finance, business development and corporate governance experience. Mr. Howe has a broad business background and has been exposed to a wide variety of complex business situations within large corporations, financial institutions, start-ups, small-caps and turnarounds. Mr. Howe is currently a member of the board of directors and serves on the audit committees of Babcock and Wilcox (NYSE: BW), Sonim Technologies Inc. (Nasdaq: SONM), and Orion Energy Systems, Inc. (Nasdaq: OESX).

Previously, Mr. Howe served on the boards of twenty public companies, including Resonant, Inc. (formerly Nasdaq: RESN), Data I/O Corporation (Nasdaq: DAIO), Determine, Inc. (OTCMKTS: DTRM), Urban Communications, Inc. (formerly TSX-V: UBN), MagicJack, Vocaltec Communications Inc. (formerly Nasdaq: Call), WidePoint Corporation (NYSE American: WYY) and CafePress Inc. (formerly Nasdaq: PRSS). Mr. Howe holds a Bachelor of Science in Business Administration and Marketing from the University of Illinois, School of Commerce and a Master of Business Administration in Finance from the Indiana University, Kelley Graduate School of Business.

Mr. Howe is well qualified to serve as a director on our Board due to his extensive financial capital markets and M&A experience, as well as his experience serving on the boards of directors of other public companies.

Board Committees:    Audit Committee (Chair); Nominating and Corporate Governance (Member)

No Family Relationships

There are no family relationships between any of our executive officers, directors or director nominees.

CORPORATE GOVERNANCE

Our Board of Directors believes that good corporate governance is important to ensure that we are managed for the long-term benefit of our stockholders. Complete copies of our Corporate Governance Guidelines, committee charters and Code of Conduct and Ethics described below are available on the Investors page of our website at www.nextnav.com. Alternatively, you can request a copy of any of these documents by writing to: Investor Relations, NextNav Inc., 1775 Tyson’s Blvd., 5th Floor, McLean, VA 22102. Note that the inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Corporate Governance Guidelines

Our Board has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of NextNav and our stockholders. These guidelines provide a framework for the conduct of our Board’s business, and provide, among other things, that:

•        the principal responsibility of the directors is to oversee management of the Company;

•        a majority of the members of our Board shall be independent directors;

•        the independent directors meet regularly in executive session;

•        directors have access to senior management and, as necessary and appropriate, independent advisors; and

•        at least annually, our Board and its committees conduct a self-evaluation to determine whether they are functioning effectively.

Board and Committees

Director Independence

Our Board has determined that: (i) all of our directors, except Messrs. Pattabiraman and Parsons, are independent within the meaning of Section 5605(a)(2) of the Nasdaq Stock Market LLC (“Nasdaq”) listing rules (the “Nasdaq Stock Market Rules”); (ii) Messrs. Howe, Fleming and Aquino meet the additional test for independence for audit committee members imposed by Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 5605(c)(2)(A) of the Nasdaq Stock Market Rules; and (iii) Messrs. Fleming, Carano and Aquino meet the additional test for independence for compensation committee members imposed by Section 5605(d)(2) of the Nasdaq Stock Market Rules, and are non-employee directors for purposes of Rule 16b-3. In making such determination, our Board considered the relationships that each such non-employee director has with us and all other facts and circumstances that our Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director and any previous consulting arrangements we had with any of our directors.

Board and Committee Meetings; Annual Meeting Attendance

We became a public company upon the closing of our business combination (the “Business Combination”) with Spartacus Acquisition Corporation in October 2021. As such, for the year ended December 31, 2021, our Board held one (1) meeting. Similarly, the Audit Committee, our compensation and human capital committee (the “Compensation Committee”) and our nominating and corporate governance committee (the “Nominating Committee”) were each formed in connection with the closing of the Business Combination and therefore, during 2021, the Audit Committee held three (3) regular meetings, the Compensation Committee held one (1) regular meeting, and the Nominating Committee did not hold any meetings.

Each of our directors attended the Board meeting, and all meetings of any committee of which he was a member, which were held during the time in which he was a director or a committee member, as applicable.

Directors are strongly encouraged, but not required, to attend our annual meetings. As we were not a public company prior to October 28, 2021, we did not have a 2021 Annual Meeting of Stockholders.

Board Leadership Structure and Role in Risk Oversight

We seek to maintain an appropriate balance between management and our Board. Our Board does not have a policy regarding the separation of the offices of Chair of our Board and Chief Executive Officer. Our Board believes that it is important to retain the flexibility to combine or separate the responsibilities of the offices of Chair of our Board and Chief Executive Officer, as from time to time it may be in our best interests. Currently, our leadership structure separates the offices of Chief Executive Officer and Chair of our Board with Mr. Pattabiraman serving as our Chief Executive Officer and Mr. Parsons serving as Chair of our Board. Our Board believes that the separation of the positions of Chief Executive Officer and Chair of our Board, along with regularly scheduled executive sessions of independent directors, reinforces the independence of our Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board as a whole.

Management will regularly report on any potential material risks to our Board at its meetings. Our Chief Executive Officer, Chief Financial Officer, General Counsel and other senior executives will provide these routine reports. Management reports regularly to the full Board, which also considers our material risks, with input from our various Board committees. While our Board oversees our risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing us and that our Board leadership structure supports this approach.

Board Committees

As noted above, our Board has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating Committee. Charters for each of the committees are available under the Governance tab of the Investors page of our website at www.nextnav.com. Each committee reviews its respective charter on an annual basis. In compliance with the Nasdaq Stock Market Rules and the federal securities laws, as applicable, all of the members of our committees are independent under the applicable independence standards for such committee. Committee membership shown below is as of March 28, 2022:

	Audit Committee	Compensation Committee	Nominating Committee
Gary M. Parsons
Ganesh Pattabiraman
Peter D. Aquino
Peter J. Barris
Bandel L. Carano
James B. Fleming
Alan B. Howe
| Chairman | Member

Audit Committee

The primary purpose of our Audit Committee is to assist our Board in the oversight of the integrity of our accounting and financial reporting process, the audits of our financial statements and internal control over financial reporting, as applicable, our compliance with legal and regulatory requirements, and our programs for identifying, evaluating and controlling significant risks. The functions of our Audit Committee include, among other things:

•        appointing, approving the compensation of, and evaluating the work and independence of our independent registered public accounting firm;

•        pre-approving audit, audit-related and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•        overseeing our risk assessment, risk management and risk mitigation policies and programs, including matters relating to privacy and cybersecurity;

•        reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•        recommending, based upon its review and discussions with management and the independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•        reviewing and discussing with the independent registered public accounting firm the critical accounting policies and practices used by us, the auditor’s responsibilities under U.S. GAAP and the responsibilities of management in the audit process;

•        reviewing the adequacy of our internal control over financial reporting;

•        establishing procedures for receiving, retaining and treating complaints regarding accounting, internal accounting controls, auditing, and federal securities laws matters, and for the confidential, anonymous submission by employees and independent contractors of concerns regarding questionable accounting or auditing matters;

•        monitoring our compliance with legal and regulatory requirements;

•        preparing the Audit Committee report required by the rules of the SEC to be included in our annual proxy statement;

•        reviewing, and, if appropriate, approving or ratifying, all related party transactions for potential conflict of interest situations; and

•        reviewing and discussing with management and our independent registered public accounting firm any financial information and earnings guidance provided to analysts and rating agencies.

The financial literacy requirements of the SEC require that each member of our Audit Committee be able to read and understand fundamental financial statements. In addition, at least one member of our Audit Committee must be qualified as an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K, and have financial sophistication in accordance with the Nasdaq Stock Market Rules. Our Board has determined that Mr. Howe qualifies as an audit committee financial expert. For the relevant experience of Mr. Howe which qualifies him as an audit committee financial expert, please see his biographical information under the “Board of Directors” section of this Proxy Statement.

Both our independent registered public accounting firm and management periodically meet privately with our Audit Committee. Our Audit Committee receives regular reports on risks facing the company at each meeting, including on cybersecurity. For information on audit fees, see “Proposal 2: Ratification of Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2022.”

Compensation Committee

The primary purpose of our Compensation Committee is to review the performance and development of our management in achieving corporate goals and objectives and to assure that our executive officers are compensated effectively in a manner consistent with our strategy, competitive practice and stockholder interests. In carrying out these responsibilities, our Compensation Committee reviews all components of executive officer compensation for consistency with its compensation philosophy, as in effect from time to time. The functions of our Compensation Committee include, among other things:

•        reviewing, determining and implementing our compensation philosophy;

•        annually reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

•        evaluating the performance of our chief executive officer in light of such corporate goals and objectives and determining and approving the compensation of our Chief Executive Officer;

•        reviewing and approving the compensation of our other executive officers;

•        administering our equity and other incentive compensation plans and approving the adoption of any amendment to our incentive-compensation and equity-based plans;

•        appointing, compensating and overseeing the work of any compensation consultant, external legal counsel or other advisor retained by the Compensation Committee;

•        conducting the independence assessment outlined in Nasdaq rules with respect to any compensation consultant, counsel or other advisor retained by the Compensation Committee;

•        annually reviewing and reassessing the adequacy of the committee charter and the structure, processes and membership requirements of the Compensation Committee;

•        overseeing and reporting to our Board its review of its policies and strategies relating to culture and human capital management, including diversity, equity and inclusion; and

•        reviewing and discussing with management the compensation discussion and analysis and recommending to our Board whether the compensation discussion and analysis and related executive compensation information be included in our proxy statement or annual report on Form 10-K.

From time to time, various members of management and other employees as well as outside advisors or consultants may be invited by our Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in our Compensation Committee meetings. With respect to our Chief Executive Officer’s compensation, our Compensation Committee evaluates our Chief Executive Officer’s performance in light of pre-established corporate goals and objectives and approves the compensation level of our Chief Executive Officer based on this evaluation. The Chief Executive Officer may not be present during voting or deliberations on his compensation.

The charter of our Compensation Committee grants our Compensation Committee authority to obtain, at our expense, advice and assistance from internal and external legal or other advisors and consultants and other external resources that our Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, our Compensation Committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

Our Compensation Committee engaged Pearl Meyer, an independent compensation consultant, during the fiscal year ended December 31, 2021 to provide comparative data on executive and non-employee director compensation practices in our industry and to advise our Compensation Committee on our executive officer and non-employee director compensation and equity plan programs generally. Our Compensation Committee retains the sole authority to direct, terminate or engage Peral Meyer’s services. Other than the services for which Pearl Meyers was engaged by our Compensation Committee, Pearl Meyers did not provide any other services to us.

Nominating Committee

The primary purpose of our Nominating Committee is to assist our Board in identifying nominees for election to our Board, consistent with the qualifications and criteria approved by our Board, and to promote the implementation of sound corporate governance principles and practices. The functions of our Nominating Committee include, among other things:

•        developing and recommending to the Board for its approval general criteria and qualifications for director candidates;

•        identifying, and recommending to the Board for selection, director nominees for election or re-election at our annual meeting of stockholders in each fiscal year and to fill vacancies and newly created directorships;

•        developing and recommending to the Board a set of Corporate Governance Guidelines;

•        monitoring, reviewing and evaluating any change of circumstances or actual or potential conflict of interest relating to any director that may affect the independence of the director;

•        overseeing our corporate governance programs, policies and practices; and

•        overseeing the evaluation of the Board, its committees and the Company’s management.

Our Nominating Committee recommends candidates based upon many factors, including the diversity of their business or professional experience, the diversity of their background and their array of talents and perspectives. Our Nominating Committee is responsible for developing and recommending to our Board for its approval general criteria and qualifications for director candidates, which includes diversity (including racial, ethnic and gender diversity).

Our Nominating Committee identifies candidates through a variety of means, including recommendations from members of our Board and suggestions from our management, including our Chief Executive Officer. In addition, our Nominating Committee considers candidates recommended by third parties, including stockholders. Our Nominating Committee gives the same consideration to candidates recommended by stockholders as those candidates recommended by members of our Board and management.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of our Board. However, at a minimum, our corporate governance guidelines provide that each nominee exhibit high standards of integrity, demonstrated strong business judgment and professional achievement, and expertise that is useful to the Company and complementary to the background and experience of other Board members. Our Board as a whole should contain a range of talent, skill and expertise sufficient to provide sound and prudent guidance with respect to all of our operations and interests. Each nominee should exhibit confidence and a willingness to express ideas and engage in constructive discussion with other Board members, management and all relevant persons. Each nominee should be able to regularly attend and participate in meetings of our Board and its committees on which he or she serves, should have the interest and ability to understand the sometimes-conflicting interests of our various constituencies, which include stockholders, employees, governmental units and the general public, and to act in the best interests of all stockholders. Further, each nominee should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all of our stockholders and to fulfill the responsibilities of a director.

A stockholder wishing to nominate a person for election to our Board at any annual meeting at which our Board has determined that one or more directors will be elected must submit a written notice of his, her or its nomination of a candidate to the attention of our Secretary at our offices at NextNav Inc., 1775 Tysons Blvd., 5th Floor, McLean, Virginia 22102, providing:

•        the name, age, business address and residence address of such nominee;

•        the principal occupation or employment of such nominee;

•        the class or series and number of shares of capital stock that are owned of record and beneficially by such nominee;

•        such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder (including such person’s written consent to being named as a nominee and to serving as a director if elected);

•        all information with respect to the stockholder that would be required to be set forth in a stockholder’s notice pursuant to our Bylaws if such person were a stockholder or beneficial owner, on whose behalf the nomination was made, submitting a notice providing for the nomination of a person or persons for election as a director or directors in accordance with our Bylaws; and

•        such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.

Pursuant to our Bylaws, the submission must be received by our Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the date definitive proxy materials were first sent or given to stockholders with respect to the preceding year’s annual meeting; provided, however, that, subject to the last sentence of this paragraph, in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 60 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made. In no event will an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above.

Board Diversity Matrix

The table below provides certain highlights of the composition of our Board members. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f)(1).

Board Diversity Matrix (as of April 6, 2022)
Board Size:
Total Number of Directors			7
	Female	Male	Non-Binary	Did not Disclose Gender
Gender:
Directors	—	6	—	1
Number of Directors who Identify in Any of the Categories Below:
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	4	—	1
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	1

Stockholder Communications with our Board

Stockholders who wish to communicate directly with our Board, or with a particular director, may send a letter addressed to our Secretary at NextNav Inc., 1775 Tysons Blvd., 5th Floor, McLean, Virginia 22102. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder Board Communication” or “Stockholder Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of our Board or just certain specified individual directors. Our Secretary will make copies of all such letters and circulate them to the director(s) addressed. If a stockholder wishes the communication to be confidential, such stockholder must clearly indicate on the envelope that the communication is “confidential.”

Our Secretary will handle routine inquiries and requests for information. If our Secretary determines the communication is made for a valid purpose and is relevant to us and our business, our Secretary will forward such communication to the director(s) specified on the envelope, or if none, to our Chair of our Board. Our Secretary will not forward any communication that is: an advertisement or other commercial solicitation or communication; obviously frivolous or obscene; unduly hostile, threatening, or illegal; or related to trivial matters. At each regular meeting of our Board, our Secretary will present a summary of all stockholder communications received since the previous meeting that were not forwarded and will make those communications available to the directors upon request.

Code of Conduct and Ethics

Our Board has adopted a Code of Conduct and Ethics applicable to all of our employees, executive officers and directors. The Code of Conduct and Ethics outlines the principles, policies and laws that govern our activities and establishes guidelines for conduct in the workplace. Every employee, executive officer and director is expected to be familiar with the Code of Conduct and Ethics and adhere to the principles and procedures set forth in the Code of Conduct and Ethics that apply to them. Our Audit Committee is responsible for overseeing the Code of Conduct and Ethics. The Board must approve any waivers of the Code of Conduct and Ethics for employees, executive officers or directors. If we amend or grant a waiver of one or more of the provisions of our Code of Conduct and Ethics, we intend to satisfy the requirements under Item 5.05 of Form 8-K regarding the disclosure of amendments to or waivers from provisions of our Code of Conduct and Ethics that apply to our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions by posting the required information on the Investors page of our website at www.nextnav.com. Copies of the Code of Conduct and Ethics can be obtained free of charge from the Investors page on our website, www.nextnav.com, or by contacting our Secretary at our offices at NextNav Inc., 1775 Tysons Blvd., 5th Floor, McLean, Virginia 22102.

Related Person Transactions

Our Board has adopted written policies and procedures for the review of any related party transactions. Our directors and key employees, including all members of senior management, complete annual reports disclosing, or certifying the absence of, any related party transactions. If a related person proposes to enter into a related party transaction (as such transaction is defined in Item 404(d) of Regulation S-K as promulgated by the SEC), the replated person must report the proposed transaction to our Chief Financial Officer. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our Audit Committee.

Anti-Hedging and Anti-Pledging Policy

We have an insider trading policy that is applicable to all of our directors, officers, employees and consultants that prohibits the hedging and pledging of our securities. The policy prohibits those individuals and their related persons (as defined in the insider trading policy) from engaging in any speculative transactions involving our securities, including the following activities: short sales of our securities; purchases or sales of puts, calls or other derivative securities based on our securities; purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) that are designed to hedge or offset any decrease in the market value of our securities; the purchase of our securities on margin; borrowing against our securities held in a margin account; or pledging our securities as collateral for a loan. As such, our employees (including officers), consultants and directors, and their related persons, are prohibited from purchasing other financial instruments, and otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities (i) granted to the employee or director by us as part of the compensation of the employee or director or (ii) held, directly or indirectly, by the employee or director.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board consists of a number of members as established by the majority vote of our Board. The number of directors that presently constitutes the entire Board is seven (7). Upon election of the seven (7) nominees for director below at the Annual Meeting, our Board will continue to consist of seven (7) members.

Listed above under the “Board of Directors” section of this Proxy Statement are the names and biographical information of the seven (7) nominees for director. The persons designated as proxies in the proxy card intend to vote “FOR ALL” with respect to such nominees, unless a contrary instruction is indicated on the proxy card. If for any reason any nominee should become unavailable for election, the persons designated as proxies in the proxy card may vote the proxy for the election of another person nominated as a substitute by our Board, if any person is so nominated. The nominees are currently directors and have consented to be named and have agreed to serve, if elected.

Recommendation of our Board

Our Board unanimously recommends that stockholders vote “FOR ALL” with respect to the election of Ganesh Pattabiraman, Gary M. Parsons, Peter D. Aquino, Peter J. Barris, Bandel L. Carano, James B. Fleming and Alan B. Howe to our Board as directors.

EXECUTIVE OFFICERS

Below is a list of the names, ages, positions, and a brief description of the business experience of the individuals who serve as executive officers of the Company as of the Record Date:

Director/Nominee	Age	Position(s)
Ganesh Pattabiraman	49	President and Chief Executive Officer and Director
Christian D. Gates	48	Chief Financial Officer
Arun Raghupathy, Ph.D.	50	Senior Vice President, Engineering
David Knutson	53	Senior Vice President of Operations and Deployment
Robert Lantz	59	Vice President, General Counsel and Secretary

Ganesh Pattabiraman has served as our President and Chief Executive Officer since October 2021. Please refer to the “Board of Directors” section of this Proxy Statement above for Mr. Pattabiraman’s biographical information.

Christian D. Gates has served as our Chief Financial Officer since October 2021. Mr. Gates leads the Company’s business development, finance strategy and financial reporting. Mr. Gates served as the Chief Financial Officer of former NextNav, a position he held from April 2021 to October 2021. Previously he served as Senior Vice President of Corporate Development and Strategy of former NextNav, a position he held from July 2020 to April 2021. In this position, Mr. Gates led the business development team, managed former NextNav’s corporate partnerships and contributed to its policy outreach efforts. Mr. Gates began his career at former NextNav in June 2011 as Vice President of Strategy and Development. Prior to joining former NextNav, Mr. Gates was Vice President of Strategy at SkyTerra Communications, Inc. (formerly Mobile Satellite Ventures, LP, currently Ligado Networks) from 2005 to 2010, an integrated satellite-terrestrial communications company. Prior to focusing on a range of telecommunications and technology ventures, Mr. Gates started his career in finance at Chase Securities from 1997 to 2000. Mr. Gates received his Bachelor of Arts from Dartmouth College.

Dr. Arun Raghupathy has served as our Senior Vice President, Engineering since October 2021. Dr. Raghupathy heads our Engineering division, spanning systems algorithms, hardware, firmware and software domains and has been a key contributor to the company’s critical intellectual property. Dr. Raghupathy co-founded former NextNav along with Mr. Pattabiraman and served as the Senior Vice President of Engineering of former NextNav from July 2020 to October 2021. Prior to July 2020, Dr. Raghupathy was the Vice President of Systems Engineering for former NextNav from March 2010 to June 2020. Before co-founding former NextNav, Dr. Raghupathy spent more than ten years as a technology leader, developing innovative ideas and maturing them into commercial products at companies such as Texas Instruments India Pvt. Ltd (“Texas Instruments”), a research and development center and a subsidiary of Texas Instruments, a global semiconductor company that designs, manufactures, tests and sells analog products and customer design tools, and Qualcomm Inc. (Nasdaq: QCOM), a multinational corporation that creates semiconductors, software and services related to wireless technology. While working as a systems and staff engineer at Qualcomm Inc. from 1999 to 2004, Dr. Raghupathy was involved in the development of technology for cellular modems and direct conversion receivers. While working as a GPS Systems Engineering Manager at Texas Instruments from 2004 to 2007, Dr. Raghupathy led the GPS systems team and, as a System Architect from 2007 to 2009, developed innovative GPS measurement and positioning techniques which have been applied to multiple generations of smartphone multi-radio chipsets. Dr. Raghupathy currently holds more than fifty issued patents.

Dr. Raghupathy earned a Ph.D. in Electrical Engineering from the University of Maryland, College Park in 1999 and a Master of Science in Electrical Engineering, with a specialization in signal processing and communications, from the University of Maryland, College Park in 1996. Prior to that Dr. Raghupathy obtained a Bachelor of Technology in Electronics Engineering and a Communications degree from the Indian Institute of Technology, Madras in 1993.

David L. Knutson has served as our Senior Vice President of Network Operations and Deployment since October 2021. In this position, Mr. Knutson is responsible for manufacturing, designing, building and operating the NextNav network. Mr. Knutson served as the Senior Vice President of Network Operations and Deployment at former NextNav from July 2020 to October 2021. Mr. Knutson began his career at former NextNav in July 2011 as the Vice President of Network Operations and Deployment. Prior to joining former NextNav, Mr. Knutson worked for multiple start-ups. At American Personal Communications/Sprint Spectrum, where he worked from 1992 to

1997, he helped launch the first personal communications system network in the United States. At Telecorp PCS, a provider of wireless personal communications services and AT&T Wireless’ largest affiliate, where he worked from 1997 to 2002, he was the head of Engineering and Operations. Mr. Knutson has also held roles as Senior Vice President of Outsourcing, Executive Vice President of Sales and Business Development and Chief Operating Officer for a global $250.0 million revenue services business unit of Wireless Facilities Inc. from 2003 to 2006, focusing on wireless network design and deployment for major carriers around the world. At Cyren Call Communications, a provider of advisory and support services for the development of wireless broadband networks that carry priority public safety communications, where he worked from 2006 to 2009, he helped pave the way for what is now FirstNet®, the first nationwide wireless broadband communications platform dedicated to America’s first responders and public safety community. Mr. Knutson holds a Bachelor of Science in Electrical Engineering from Virginia Tech.

Robert Lantz has served as our Vice President, General Counsel and Secretary since February 2022. In this position, Mr. Lantz is responsible for the Company’s legal and compliance matters. Mr. Lantz has represented public and private technology and telecommunications companies in the United States and internationally for over twenty five years. He has substantial legal experience in the areas of corporate securities and governance (including for companies reporting under Nasdaq, London Stock Exchange, and the Australian Securities and Investments Commission), commercial transactions, M&A, operations, and compliance. His background includes serving as General Counsel for multi-billion dollar divisions in the UK and Europe and Asia Pacific. Prior to joining us, Mr. Lantz represented former NextNav as a member of the law firm of Wiss & Partners since March 2020. Prior to Wiss & Partners, where he was a member from 2019 to 2022, Mr. Lantz worked for Serco Group plc, a provider of public services to governments, from 2005 to 2018, serving as Divisional General Counsel & Company Secretary, Serco Asia Pacific in Sydney, Australia, and Divisional General Counsel, Director Ethics & Governance, Serco UK and Europe in London, UK.

Mr. Lantz received his Master of Laws degree in International Comparative Law from Georgetown University, his J.D. from the University of Pacific-McGeorge School of Law, an M.B.A. from National University, and a Bachelor of Arts in International Relations and Economics from California State University, Sacramento.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Overview

The following section provides compensation information pursuant to the scaled disclosure requirements applicable to “emerging growth companies” under the rules of the SEC and the discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. The compensation reported in the summary compensation table below is not necessarily indicative of how NextNav will compensate its officers in the future. NextNav expects that it will continue to review, evaluate and modify its compensation framework as a result of becoming a publicly-traded company, and the compensation program following the closing of the Business Combination could vary significantly from historical practices or from the currently anticipated programs summarized in this discussion.

Named Executive Officers

This section discusses the material components of the executive compensation program for our Chief Executive Officer and our two most highly compensated officers other than our Chief Executive Officer (collectively, our “Named Executive Officers”). For the year ended December 31, 2021, our Named Executive Officers and their positions were as follows:

•        Ganesh Pattabiraman, Chief Executive Officer, President & Director;

•        Christian Gates, Chief Financial Officer; and

•        Arun Raghupathy, Senior Vice President, Engineering.

Summary Compensation Table

The following table summarizes the compensation paid to, awarded to, or earned by our Named Executive Officers for the fiscal years ended December 31, 2021 and 2020.

Name and principal position	Year	Salary	Bonus(1)	Stock awards(2)	Option awards(3)	All other compensation(4)	Total
Ganesh Pattabiraman	2021	$302,326	$75,000	$8,608,688	$—	$11,302	$8,997,316
Chief Executive Officer, President & Director	2020	$293,750	$34,890	$1,072,817	$789,120	$9,893	$2,200,470
Christian Gates	2021	$264,132	$68,750	$2,346,082	$—	$11,600	$2,690,564
Chief Financial Officer	2020	$259,192	$33,565	$723,793	$1,001,563	$11,400	$2,029,513
Arun Raghupathy, Ph.D.(5)	2021	$189,817	$66,250	$4,062,996	$—	$6,275	$4,325,338
Senior Vice President, Engineering

____________

(1)      Amounts reported in the “Bonus” column represent cash bonuses earned by each Named Executive Officer based on NextNav’s overall performance and the individual contributions of our Named Executive Officers.

(2)      Amounts reported in the “Stock Awards” column reflect the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718 (“FASB 718”), of the Restricted Units granted in 2020 to our Named Executive Officers under our 2011 Plan (as defined below) and the Restricted Stock Units granted in 2021 to our Named Executive Officers under our Omnibus Plan (as defined below).

(3)      Amounts reported in the “Option Awards” column reflect the aggregate grant date fair value, computed in accordance with FASB 718, of the Options and the Profits Interests granted to Messrs. Pattabiraman and Gates in 2020 under the 2011 Plan. The Options are categorized as non-qualified stock options under the 2011 Plan. In addition, amounts shown in this column also reflect the incremental fair value, computed as of the modification date, in accordance with FASB ASC Topic 718, for each Option, in the case of Mr. Gates, and for each Profits Interest, in the case of Messrs. Pattabiraman and Gates, which was repriced or replaced on October 21, 2020 or, for Mr. Gates’ Profits Interests, on December 15, 2020, to reduce the exercise price of the Options and the distribution hurdle of the Profits Interests, as applicable, to $0.10, a value that is more closely aligned to but was in excess of the fair market value of the units underlying such Options and/or Profits Interests as determined by former NextNav’s board of directors on the applicable modification date. These Options were converted by their terms into options to acquire shares of our common stock, and the Profits Interests were converted into shares of our common stock, in connection with the closing of the Business Combination.

(4)      Amounts reported in the “All Other Compensation” column for Mr. Pattabiraman and Mr. Gates represent the amount of safe harbor employer matching contributions under our 401(k) plan. See — “401(k) Plan” below. The amount reported in the “All Other Compensation” column for Dr. Raghupathy represents the Company’s contribution to the National Pension System in India for Dr. Raghupathy’s retirement benefits. See — “NPS Contributions” below.

(5)      Dr. Raghupathy was not a Named Executive Officer during the 2020 fiscal year; as such, only his compensation for the 2021 fiscal year is reported. Further, Dr. Raghupathy is based in Bangalore, India. Certain of his compensation components are paid in Indian rupees (INR), and are converted for comparison purposes at 73.94 INR to 1 USD, which was the average exchange rate from January 1, 2021 through December 31, 2021.

Narrative Disclosure to Summary Compensation Table

While with former NextNav, our Named Executive Officers’ total compensation was comprised of a base salary, an annual cash bonus, and certain equity awards in the form of restricted units, options, and/or profits interests, as well as retirement plan and health and welfare benefits. Historically, we have aimed to keep salaries of our Named Executive Officers competitive in order to retain and maintain talent while, at the same time, ensuring consistency with similarly situated pre-revenue companies. Each year, our Board reviews the previous year’s salaries and adjusts any it feels necessary in order to correct for any off-market salaries, either upward or downward, as the case may be. Similarly, equity grants are made to our Named Executive Officers as a way to attract and maintain talent.

Salaries

Our Named Executive Officers receive their respective base salaries to compensate them for services rendered to us. The base salary payable to each Named Executive Officer is intended to provide a fixed component of compensation. On October 28, 2021, in connection with the closing of the Business Combination, the Compensation Committee approved an increase to the annual base salaries of Messrs. Pattabiraman and Gates, effective immediately, in order better align their base salaries to that of other similarly-situated executives in our market. Mr. Pattabiraman’s annual base salary was increased from $299,472 to $350,000, and Mr. Gates’s annual base salary was increased from $265,938 to $275,000. In connection therewith, the Compensation Committee also set the annual target bonus opportunity for Messrs. Pattabiraman and Gates at 45% and 40%, respectively, of each of their respective base salaries. Dr. Raghupathy’s annual base salary remained unchanged throughout the year ended December 31, 2021 at INR14,034,292 (equivalent to $189,817, converted at 73.94 INR to 1 USD). In connection with the execution of his new employment agreement on March 31, 2022 (with an effective date of November 17, 2021), Dr. Raghupathy’s salary was increased to $265,000 and he was given an annual target bonus opportunity of 40% of such new base salary. Dr. Raghupathy’s salary increase will be retroactive to November 17, 2021.

Cash Incentive Compensation

In addition to base salaries, our Named Executive Officers are eligible to receive an annual discretionary cash bonus, which is designed to reward our executives for achievement of certain corporate and/or individual performance goals. At the end of each year, Mr. Pattabiraman reviews the performance of the other Named Executive Officers and recommends an actual bonus payout to our Compensation Committee for approval. Following such recommendation, our Compensation Committee reviews our corporate performance and Mr. Pattabiraman’s performance and determines the actual bonus payout to be awarded to him and each of our other Named Executive Officers. In early 2022, the Compensation Committee approved discretionary cash bonuses for each of our Named Executive Officers for their performance during 2021 that were equal to approximately 25% of each Named Executive Officer’s post-Business Combination base salary. In approving such bonuses, the Compensation Committee considered the accomplishments of the Company as a whole, including the consummation of the Business Combination, as well as each Named Executive Officer’s personal contributions to the Company throughout the year.

Equity Incentive Compensation

In connection with the Business Combination, we adopted the NextNav Inc. 2021 Omnibus Incentive Plan (the “Omnibus Plan”), in order to facilitate the grant of cash and equity incentives to our qualified directors, employees (including named executive officers) and consultants and certain of our affiliates, and to enable us and certain of our affiliates to obtain and retain services of these individuals, which is essential to our long-term success.

The goal of our long-term, equity-based incentive awards are to align the interests of our executives with the interests of our equity holders. To reward and retain our executives in a manner that aligns their interests with equity holders’ interests, we may use a combination of, among others, Options, Restricted Stock and Restricted Stock Units as incentive vehicles for long-term compensation. All three of these awards represent shares of our common stock, or the right to receive or purchase shares of our common stock, and we believe this stock ownership aligns the interests of our executives and other recipients with the interests of our equity holders. Because holders realize value from Options only if our value increases relative to the applicable strike price, we believe Options provide meaningful incentives to achieve increases in the value of our equity interests over time, thus further aligning the interests of our executives and other recipients of Options with the interests of our equity holders. In addition, because vesting of Options, Restricted Stock and Restricted Stock Units is based on continued service, equity-based incentives also foster the retention of our executives during the award vesting period.

Restricted Stock Units

In October 2021, the Compensation Committee approved a grant of awards of Restricted Stock Units under the Omnibus Plan to each Named Executive Officer as outlined in the table below. Such grants were awarded to many key employees of NextNav, including each of the Named Executive Officers, as compensation for their exceptional efforts leading up to and in connection with the completion of the Business Combination and to recognize such key employees’ tenure with and holdings of former NextNav.

These awards, which were granted on December 27, 2021, are subject to time-based vesting. Mr. Pattabiraman’s Restricted Stock Units will vest over a period of 36 months (1/3 of the restricted stock units shall vest on the one year anniversary of October 29, 2021 and 1/6 of the restricted stock units shall vest at the end of each consecutive six-month period thereafter), subject to his continued service as of each vesting date. Dr. Raghupathy’s and Mr. Gates’s Restricted Stock Units will vest over a period of 30 months (40% of the restricted stock units shall vest on the one year anniversary of October 29, 2021 and 20% of the restricted stock units shall vest at the end of each consecutive six-month period thereafter), subject to each Named Executive Officer’s continued service as of each vesting date.

Named Executive Officer	Restricted Stock Units (#)
Ganesh Pattabiraman	924,671
Arun Raghupathy, Ph.D.	436,412
Christian Gates	251,996

Other Equity Compensation Plans

NextNav Inc. 2021 Employee Stock Purchase Plan (the “ESPP”)

In connection with the Business Combination, we also adopted the NextNav Inc. 2021 Employee Stock Purchase Plan (the “ESPP”), in order to (i) encourage employees (including named executive officers) to acquire shares of our common stock, thereby fostering broad alignment of employees’ interests with the interests of our stockholders, (ii) foster good employee relations, and (iii) provide a tool to recruit, retain, and reward employees in an extremely competitive environment. No offering periods have been opened under the ESPP.

NextNav Holdings, LLC 2011 Unit Option and Profits Interest Plan (the “2011 Plan”)

Until the Business Combination, former NextNav maintained the 2011 Unit Option and Profit Interests Plan (the “2011 Plan”) in order to provide additional incentives for employees, directors and consultants of former NextNav, and to provide incentives to attract, retain and motivate eligible persons whose contributions were important to former NextNav’s success. The 2011 Plan, which was originally adopted on June 8, 2011, has subsequently been amended and restated from time to time, with the latest such amendment and restatement effective as of October 27, 2021. In connection with the completion of the Business Combination, no further awards will be granted under the 2011 Plan. However, the 2011 Plan will continue to govern the terms and conditions of the outstanding awards granted under it prior to the Business Combination.

Employment Agreements/Arrangements with our Named Executive Officers

Prior Arrangements

Mr. Pattabiraman, our Chief Executive Officer, entered into an at-will employment agreement with us when he started with former NextNav on October 30, 2007, which contained standard provisions including assignment of invention and a twelve-month employee non-solicitation provision following termination of employment for any reason. Mr. Gates did not have an employment agreement with former NextNav. Dr. Raghupathy had an employment agreement with our India subsidiary, Commlabs Technology Center pvt. Ltd. (“Commlabs”).

New Employment Agreements

On November 11, 2021, the Compensation Committee approved new employment agreements with each of the Named Executive Officers (each a “New Employment Agreement,” and, together, the “New Employment Agreements”) and which supersede any existing agreement(s) or arrangement(s) with us.

Each New Employment Agreement entitles the executive to the annual base salary and annual target bonus opportunity, which will equal a percentage of the executive’s annual base salary, as described above under “— Salaries.”

The New Employment Agreements also contain certain severance terms. In the event a Named Executive Officer is terminated by us without cause (which includes non-renewal of the employment term by us) or due to the Named Executive Officer’s resignation for good reason (each, a “Qualifying Termination Event”), then, subject to the applicable Named Executive Officer’s timely execution and non-revocation of a release of claims in our favor, the Named Executive Officer will be entitled to (i) a lump sum payment equal to the applicable Named Executive Officer’s base salary, (ii) the Named Executive Officer’s earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the termination date, (iii) upon timely election, COBRA premiums for up to 12 months (for Messrs. Pattabiraman and Gates), (iv) all of the Named Executive Officer’s outstanding unvested equity based compensation awards granted as of the closing date of the Business Combination will fully vest immediately prior to the termination date, (v) all of the Named Executive Officer’s outstanding unvested equity-based awards subject to time-based vesting, other than those covered in clause (iv) above and clause (vi) below, that would have become vested (but for such termination) during the 12 month period beginning on the termination date, will vest as of the date immediately prior to the termination date, and (vi) all of the Named Executive Officer’s then outstanding unvested restricted stock units granted in connection with the Business Combination and unvested performance awards will vest in accordance with the grant agreements.

If a Named Executive Officer experiences a Qualifying Termination Event within the period beginning on the date we enter into a definitive agreement that if consummated would result in a change in control and ending on the 12 month anniversary of such change in control, the Named Executive Officer will be entitled to all items specified in clauses (i) through (vi) above, except that, in lieu of the amount in clause (i) above, the Named Executive Officer will be entitled to receive a lump sum payment equal to one hundred fifty percent (150%) of the sum of (A) such Named Executive Officer’s base salary and (B) such Named Executive Officer’s target bonus for the year in which the termination date occurs. Further, the accelerated vesting outlined in clause (v) above will occur without regard to the 12-month period.

Confidentiality Agreements

Each of our Named Executive Officers is party to a Confidential Information, Invention Assignment and Arbitration Agreement, which requires, among other provisions, the assignment of patent rights to any invention made during such Named Executive Officer’s employment with the Company, and non-disclosure of Company proprietary information.

401(k) Plan

We maintain a 401(k) retirement savings plan, or 401(k) plan, for our U.S. employees. Messrs. Pattabiraman and Gates are eligible to participate in the 401(k) plan on the same terms as other U.S. employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Internal Revenue Code. The 401(k) permits each participant to contribute up to 85% of his or her eligible compensation (subject to the annual statutory limit, which is $19,500 for calendar year 2021), and participants who are 50 years or older can also make “catch-up” contributions (subject to the annual statutory limit, which is $6,500 for calendar year 2021). In addition, the 401(k) plan provides participants with safe harbor employer matching contributions equal to 100% of the first 3% of eligible earnings deferred and an additional 50% of the next 2% of eligible earnings deferred. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees based in the United States, including Messrs. Pattabiraman and Gates, in accordance with our compensation policies.

NPS Contributions

Dr. Raghupathy is based in India and, therefore, is not eligible to participate in our 401(k) retirement savings plan. There is not currently a similar employer matching concept in India. Instead, NextNav contributes the standard 8.0% of Dr. Raghupathy’s base salary to the National Pension System for employee retirement benefits.

Health/Welfare Plans

Our full-time U.S. employees who satisfy certain eligibility requirements are eligible to participate in our health and welfare plans, including medical, dental and vision benefits; medical and dependent care flexible spending accounts; short-term and long-term disability insurance; and life insurance. Messrs. Pattabiraman and Gates are eligible to participate in such health and welfare benefits on the same terms as other full-time U.S. employees. Our employees based in India are responsible for procuring their own health insurance, and they are then reimbursed by us for the cost of such insurance. Dr. Raghupathy is eligible to participate in such benefit on the same terms as other employees based in India.

We generally do not provide perquisites or personal benefits to our Named Executive Officers, except in limited circumstances.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding all equity awards outstanding as of December 31, 2021 for each of our Named Executive Officers:

	Option Awards						Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Equity Incentive Plan Awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Ganesh Pattabiraman							9,477	(1)	83,019
										924,671	(2)	8,100,118
Christian D. Gates	10,902	(3)				0.28
	25,668		62,338	(4)		0.28
							7,581	(1)	66,410
										251,996	(5)	2,207,485
Arun Raghupathy, Ph.D.	201,538	(3)	0			0.28
							9,477	(1)	83,019
										436,412	(5)	3,822,969

____________

(1)      These restricted shares of common stock vest ratably each month beginning in January 2022 through October 2022.

(2)      Subject to Mr. Pattabiraman’s continued service through each of the applicable vesting dates, 1/3 of the Restricted Stock Units shall vest on October 29, 2022 and 1/6 of the Restricted Stock Units shall vest at the end of each consecutive six-month period thereafter.

(3)      These options were originally granted on October 21, 2020 as fully vested and exercisable options to purchase common units of NextNav Holdings, LLC and were automatically converted into fully vested and exercisable options to purchase shares of our common stock upon the closing of the Business Combination.

(4)      These options were originally granted on October 21, 2020 as options to purchase common units of NextNav Holdings, LLC and were automatically converted into options to purchase shares of our common stock upon closing of the Business Combination. The options will vest in equal monthly installments over 34 months, beginning in January 2022, subject to Mr. Gates’s continued service with the Company on the applicable vesting date.

(5)      Subject to the Named Executive Officer’s continued service through each of the applicable vesting dates, 40% of the Restricted Stock Units shall vest on October 29, 2022 and 20% of the Restricted Stock Units shall vest at the end of each consecutive six-month period thereafter.

Compensation of Directors

Cash Compensation

Our non-employee directors are compensated for their services on our Board as follows (amounts are prorated for directors who did not hold a position for an entire year):

Annual Board Member Service Retainer:

•        All Non-Employee Directors: $45,000

Annual Committee Member Service Retainer (per committee):

•        Members of each committee: $5,000

Annual Committee Chair Service Retainer (in lieu of Annual Committee Member Service Retainer):

•        Chair of the Audit Committee: $20,000

•        Chair of the Compensation Committee: $10,000

•        Chair of the Nominating Committee: $10,000

Chairman of the Board Service Retainer (in lieu of Annual Board Member Service Retainer and Annual Committee Member Service Retainer):

•        Chairman of the Board: $250,000

Equity Compensation

The Compensation Committee approved an initial equity award under the Omnibus Plan for each of the non-employee directors in connection with their initial appointment to the Board, which such awards were granted promptly after the filing and effectiveness of our registration statement on Form S-8 covering the Omnibus Plan, the ESPP and the 2011 Plan. Messrs. Aquino, Barris and Howe received an award of restricted stock under the Omnibus Plan with a grant date value of $150,000, which will vest on the one year anniversary of the closing of the Business Combination, subject to the non-employee director’s continuous service through the vesting date. Mr. Carano elected to receive his director compensation in the form of restricted shares in lieu of cash compensation; as such, Mr. Carano received an award of restricted stock under the Omnibus Plan with a grant date value of $200,000, which shall vest on the one year anniversary of the closing of the Business Combination, subject to Mr. Carano’s continuous service through the vesting date. Mr. Fleming declined an award of restricted stock, and Mr. Pattabiraman did not receive an award of restricted stock for his service as a director, as he is not a non-employee director.

The Compensation Committee approved a grant of 1,000,000 shares of restricted stock under the Omnibus Plan to Mr. Parsons, as chairman of the Board, in connection with his initial appointment to the Board, which will vest on the one year anniversary of the closing of the Business Combination, subject to Mr. Parson’s continuous service through the vesting date. While any subsequent equity grants to Mr. Parsons are expected to be comparable to other directors, the initial grant is in recognition of the instrumental role Mr. Parsons served in facilitating the Business Combination and related transactions, as well as active engagement in key strategic areas going forward. In light of Mr. Parson’s long service as former NextNav’s chief executive officer before becoming the Chair of our Board, it is expected that he will continue to be active, continuing his ongoing engagements with the financial community and investor relations, as well as strategic initiatives, government and public policy.

The following table sets forth the cash and non-cash compensation paid for services rendered by our non-employee directors for the fiscal year ended December 31, 2021:

Name	Fees earned or paid in cash ($)(1)	Stock Awards ($)(2)	Total compensation ($)
Gary M. Parsons Chair of the Board	41,667	9,310,000	9,351,667
Peter D. Aquino	9,167	150,000	159,167
Peter J. Barris Chair, Nominating Committee	9,167	150,000	159,167
Bandel L. Carano(3)	—	200,000	200,000
James B. Fleming Chair, Compensation Committee(4)	—	—	—
Alan B. Howe Chair, Audit Committee	11,667	150,000	161,667

____________

(1)      The fees earned by each director represent the annual fees that each director would have received for the full fiscal year, prorated for the two months during which we were a public company in 2021.

(2)      This column represents the aggregate grant date fair value of restricted stock awarded to each director in 2021, computed in accordance with FASB 718. The restricted stock vests in full on October 29, 2022, subject to each director’s continuous service through the vesting date.

(3)      Bandel Carano elected to receive fees earned for Board services in the form of restricted stock, which is included in the “Stock Awards” column.

(4)      James Fleming has waived both cash and non-cash director compensation for the year ended December 31, 2021.

TRANSACTIONS WITH RELATED PARTIES

In addition to our Code of Conduct and Ethics, which serves as the primary guide to avoiding circumstances that may create a conflict, or the appearance of a conflict, between the personal interests of related persons and the interests of the Company, our Board has adopted a written policy with respect to the review, approval or disapproval and/or ratification of related party transactions. Under the policy, our Audit Committee is responsible for reviewing and approving or disapproving related party transactions. In the course of its review and approval of related party transactions, our Audit Committee will consider the relevant facts and circumstances to decide whether to approve such transactions. In particular, the policy requires our Audit Committee to consider, among other factors:

•        whether the terms of the related party transaction (taken together) are fair to us and on the same basis that would apply if the transaction did not involve a related person;

•        whether there are business reasons for us to enter into the related party transaction;

•        whether the related party transaction would impair the independence of a non-employee director (including, if applicable, with respect to the director’s capacity as a committee member); and

•        whether the related party transaction would present an improper conflict of interest (or result in an inappropriate appearance of conflict of interest) for any director or executive officer, taking into account the size of the transaction or transactions, the overall financial position of the director, executive officer or other related person, the direct or indirect nature of the interest in the transaction or transactions of the director, executive officer or other related person, the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant.

The Audit Committee may only approve those transactions that are in, or are not inconsistent with, the company’s best interests and those of our stockholders, as the Audit Committee determines in good faith. In addition, under our Code of Conduct and Ethics, our employees, directors and director nominees have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.

Below we describe transactions in which we were a participant or will be a participant, in which the amount involved in the transaction or series of related transactions exceeded the lesser of $120,000 and one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or beneficial owners of more than 5% of our common stock or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than employment, compensation, termination, indemnification and change in control arrangements with our Named Executive Officers, which are described under the “Executive and Director Compensation” section of this Proxy Statement.

Indemnification Agreements

In connection with the closing of the Business Combination, we entered into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our charter and bylaws. These agreements, among other things, require us to indemnify our directors and executive officers for expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request. We believe that these charter and bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

Registration Rights Agreement

In connection with the closing of the Business Combination, we entered into a Registration Rights Agreement with Spartacus Sponsor LLC (“Sponsor”) and certain former owners of former NextNav with respect to the resale of shares of our common stock and other equity securities that were issued as consideration at the closing of the Business Combination (the “Registration Rights Agreement”). The Registration Rights Agreement requires us to, among other things, file a shelf registration statement with respect to shares of our common stock and other equity securities (including certain warrants to purchase shares of our common stock and shares of our common stock issued or issuable upon the exercise of such warrants) on behalf of the stockholders promptly after the closing of the transactions contemplated by the Business Combination. We filed such shelf registration on November 2, 2021 and it was declared effective by the SEC on November 22, 2021.

5% Holders

For information regarding on the beneficial owners of more than five percent of our common stock, including the basis for control and the percentage of voting securities owned, please see the “Security Ownership of Certain Beneficial Owners and Management” section of this Proxy Statement below.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of the Record Date (except where otherwise noted) by:

•        each of our Named Executive Officers;

•        each of our directors and director nominees;

•        all current directors and executive officers as a group; and

•        each stockholder known by us to own beneficially more than 5% of our outstanding shares of common stock.

Percentage ownership in the following table is based on 96,553,763 shares of our common stock outstanding as of the Record Date. We have determined beneficial ownership in the table in accordance with the rules of the SEC. In computing the number of shares beneficially owned by any person or group of persons and the percentage ownership of that person or group, shares of our common stock underlying options held by such person or group of persons that are currently exercisable or convertible, or will become exercisable or convertible by May 27, 2022 (which is the date that is 60 days following the Record Date), are deemed to be beneficially owned by such person and outstanding for the calculation of such person’s percentage ownership. However, we have not deemed these shares to be outstanding for computing the percentage ownership of any other person.

Unless otherwise indicated, (i) NextNav believes that all persons named in the following table have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by such stockholder and (ii) the business address of each of the following entities or individuals is c/o NextNav Inc., 1775 Tysons Blvd., 5th Floor, McLean, Virginia 22102.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or greater stockholders:
Fortress Investment Group LLC(1)	14,178,054	14.7%
Columbia Capital(2)	9,714,408	10.1%
Neil Subin(3)	9,871,463	9.8%
Telcom LMS Holdings, LLC(4)	9,226,021	9.6%
Goldman Sachs Asset Management(5)	8,951,517	9.3%
CCUR Holdings, Inc.(6)	9,240,583	9.2%
New Enterprise Associates(7)	8,189,156	8.5%
Future Fund Investment Company No. 3 Pty Ltd.(8)	7,084,555	7.3%
Oak Investment Partners XIII, LP(9)	5,790,823	6.0%
Spring Creek Capital, LLC(10)	5,000,000	5.2%
Directors, Director Nominees and Named Executive Officers:
Gary M. Parsons(11)	1,811,494	1.9%
Ganesh Pattabiraman(12)	1,614,557	1.7%
Peter D. Aquino(13)	525,371	*
Peter J. Barris(14)	16,112	*
Bandel L. Carano(15)	21,482	*
James B. Fleming(2)	9,714,408	10.1%
Alan B. Howe(14)	41,112	*
Arun Raghupathy, Ph.D.(16)	762,015	*
Christian D. Gates(17)	386,837	*
All directors and executive officers as a group (11 persons)(18)	15,264,817	15.7%

____________

*        Denotes less than one percent of class.

(1)      Based on information provided in a Schedule 13G filed jointly by: (a) CF NNAV-E LLC (“CF NNAV-E”), which directly holds certain of the reported shares; (b) FCOF V UST LLC (“FCOF V UST”), which is the holder of a majority of interests of CF NNAV-E and may therefore be deemed to beneficially own the shares held by CF NNAV-E; (c) FCOF V CDG Investments LLC, which is the holder of a majority of interests of FCOF V UST and may therefore be deemed to beneficially own the shares held by CF NNAV-E; (d) FCO Fund V GP LLC (“FCO Fund V GP”), which is the general partner of certain investment funds that own a majority of interests in CF NNAV-E and CF NNAV-P LLC (“CF NNAV-P”), which directly holds additional shares of our common stock, and may therefore be deemed to beneficially own the reported shares; (e) Fortress Credit Opportunities V Advisors LLC (“FCO V Advisors”), which is the investment advisor of certain investment funds that own a majority of interests in CF NNAV-E and CF NNAV-P and may therefore be deemed to beneficially own the reported shares; (f) FIG LLC, which is the holder of all of the issued and outstanding interests of FCO V Advisors and may therefore be deemed to beneficially own the reported shares; (g) Hybrid GP Holdings (Cayman) LLC, which is the holder of all of the issued and outstanding interests of FCO Fund V GP and may therefore be deemed to beneficially own the reported shares; (h) Hybrid GP Holdings LLC, which is the holder of all of the issued and outstanding interests of Hybrid GP Holdings (Cayman) LLC and may therefore be deemed to beneficially own the reported shares; (i) Fortress Operating Entity I LP, which is the holder of all of the issued and outstanding shares of FIG LLC and Hybrid GP Holdings, LLC and may therefore be deemed to beneficially own all of the reported shares; (j) FIG Corp., which is the general partner of Fortress Operating Entity I LP and may therefore be deemed to beneficially own the reported shares; and (k) Fortress Investment Group LLC, which is the holder of all of the issued and outstanding shares of FIG Corp. and may therefore be deemed to beneficially own the reported shares, on November 8, 2021. The address for each of these entities is c/o Fortress Investment Group LLC, 1345 Avenue of the Americas, 46th Floor, New York, New York 10105.

(2)      Based on information provided in a Schedule 13G filed jointly by Columbia Capital Employee Investors IV, L.P. (“CCEI IV”), Columbia Capital Equity Partners IV (ECI), LTD (“CCEP IV (ECI)”), Columbia Capital Equity Partners IV (QPCO), L.P. (“CCEP IV (QPCO)”), Columbia Capital Equity Partners IV (QP), L.P. (“CCEP IV (QP)”), Columbia Capital Equity Partners IV, L.P. (“CCEP IV”) and James B. Fleming, Jr. on November 8, 2021. CCEI IV has shared voting and dispositive power over 86,652 of the reported shares, CCEP IV (QPCO) has shared voting and dispositive power over 1,054,794 of the reported shares, CCEP IV (ECI) and CCEP IV (QP) each has shared voting and dispositive power over 8,572,962 of the reported shares, CCEP IV has shared voting and dispositive power over 9,627,756 of the reported shares, Columbia Capital IV, LLC (“CCIV”) and James B. Fleming, Jr. each has shared voting and dispositive power over all of the reported shares. CCEP IV (QP) is the sole shareholder of CCEP IV (ECI) and may be deemed to beneficially own securities owned by CCEP IV (ECI). CCEP IV is the general partner of both CCEP IV (QP) and CCEP IV (QPCO) and may be deemed to beneficially own securities owned by CCEP IV (QPCO) and CCEP IV (ECI). CCIV is the general partner of both CCEI IV and CCEP IV and may be deemed to beneficially own securities owned by CCEP IV (QPCO), CCEI IV and CCEP IV (ECI). James B. Fleming, Jr. is the sole manager of CCIV and as a result, he exercises shared voting and investment control over all the common stock held by CCEI IV, CCEP IV (ECI), CCEP IV (QPCO), CCEP IV (QP), CCEP IV and CCIV. Mr. Fleming disclaims beneficial ownership of such securities, except to the extent of their or his pecuniary interest therein. The principal business address for each of the reporting persons is c/o Columbia Capital, 204 South Union Street, Alexandria, VA 22314.

(3)      Based on information provided in a Schedule 13G/A filed jointly by Neil S. Subin, MILFAM LLC, Milfam Investments LLC, MILFAM CI LLC SPARTACUS and MILFAM CI Management LLC on February 7, 2022. Includes 1,585,880 shares of our common stock held by MILFAM Investments LLC and 4,145,498 shares of our common stock held by Sponsor. The aggregate amount beneficially owned includes 4,140,085 warrants that are exercisable for 4,140,085 shares of our common stock issuable upon the exercise or conversion of warrants. MILFAM CI LLC SPARTACUS and CCUR Holdings, Inc., are the managing members of Sponsor and have voting and investment discretion with respect to the securities held by Sponsor. As such, each of MILFAM CI LLC SPARTACUS and CCUR Holdings, Inc. may be deemed to share beneficial ownership of the shares of our common stock held directly by Sponsor. MILFAM CI LLC SPARTACUS is controlled by MILFAM CI Management LLC, which is owned and controlled by Neil Subin. Mr. Subin is also the President and Manager of MILFAM LLC, which serves as manager of Milfam Investments LLC, consequently, he may be deemed to share beneficial ownership of the shares of our common stock held by Milfam Investments LLC. CCUR Holdings, Inc. is controlled by its board of directors. Mr. Subin disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly. The business address for Mr. Subin and all entities described herein is 2336 SE Ocean Blvd, Suite 400, Stuart, Florida 34996.

(4)      Based on information provided in a Schedule 13G filed jointly by Telcom LMS Holdings, LLC (“Telcom”), Mrs. Neera Singh and Dr. Rajendra Singh on November 8, 2021. A majority of the units of Telcom are held by various trusts as to which the sole trustee is Mrs. Singh. Dr. Singh is the president of Telcom and has the power to nominate the majority of its board of managers. Mrs. Singh and Dr. Singh collectively may be deemed to beneficially own the shares reported herein. However, Mrs. Singh and Dr. Singh disclaim beneficial ownership of the securities reported herein, except to the extent of their pecuniary interest therein. The address of the principal business office of Telcom is 701 Brickell Avenue, Suite 1700, Miami, Florida 33131. The address for Mrs. and Dr. Singh is 23 Indian Creek Island Road, Indian Creek Village, FL 33154-2901.

(5)      Based on information provided in a Schedule 13G filed jointly by Goldman Sachs Asset Management, L.P. and GS Investment Strategies, LLC on February 11, 2022. Goldman Sachs Asset Management, L.P. and GS Investment Strategies, LLC have shared voting and dispositive power over all reported shares. The address for each entity is 200 West Street, New York, NY 10282.

(6)      Based on information provided in a Schedule 13G filed by CCUR Holdings, Inc. on November 8, 2021. Includes 4,145,498 shares of our common stock held by Sponsor and 1,105,000 shares of our common stock held by

CCUR Holdings, Inc. The aggregate amount beneficially owned includes 3,890,085 warrants that are exercisable for 3,890,085 shares of our common stock issuable upon the exercise or conversion of the warrants. MILFAM CI SPARTACUS LLC and CCUR Holdings, Inc. are the managing members of Sponsor. As such, each of MILFAM CI SPARTACUS LLC and CCUR Holdings, Inc. has voting and investment discretion with respect to the common stock held of record by Sponsor and may be deemed to share beneficial ownership of such shares. MILFAM CI LLC SPARTACUS is controlled by MILFAM CI Management LLC, which is owned and controlled by Neil Subin. CCUR, Inc. is controlled by its board of directors. The address for CCUR Holdings, Inc. is 3800 N Lamar Blvd., Suite 200, Austin, TX 78756.

(7)      Based on information provided in a Schedule 13D filed jointly by New Enterprise Associates 14, L.P. (“NEA 14”), NEA Partners 14, L.P. (“NEA Partners 14”), which is the sole general partner of NEA 14; NEA 14 GP, LTD (“NEA 14 LTD” and, together with NEA Partners 14, the “Control Entities”), which is the sole general partner of NEA Partners 14; Forest Baskett (“Baskett”), Anthony A. Florence (“Florence”), Patrick Kerins (“Kerins”), Scott D. Sandell (“Sandell”), and Peter W. Sonsini (“Sonsini”) (together, the “Directors”) on December 1, 2021. The Directors are the directors of NEA 14 LTD. The address of the principal business office of NEA 14, each Control Entity, and Sandell is New Enterprise Associates, 1954 Greenspring Drive, Suite 600, Timonium, MD 21093. The address of the principal business office of Kerins is New Enterprise Associates, 5425 Wisconsin Avenue, Suite 800, Chevy Chase, MD 20815. The address of the principal business office of Baskett and Sonsini is New Enterprise Associates, 2855 Sand Hill Road, Menlo Park, CA 94025. The address of the principal place office of Florence is New Enterprise Associates, 104 5th Avenue, 19th Floor, New York, NY 10001.

(8)      Based on information provided in a Schedule 13D filed jointly by the Future Fund Board of Guardians (“FFBG”) and Future Fund Investment Company No.3 Pty Ltd (“FFIC3”) on November 8, 2021. The reported shares are held of record by The Northern Trust Company in its capacity as custodian for FFIC3, which is a wholly owned subsidiary of FFBG. FFBG and FFIC3 have shared voting and investment power over the reported shares. The principal business address of FFIC3 and FFBG is Level 14, 447 Collins Street, Melbourne, Victoria, 3000 Australia.

(9)      Based on information provided in a Schedule 13D filed jointly by Oak Investment Partners XIII, Limited Partnership (“Oak XIII”), Oak Associates XIII, LLC, the general partner of Oak XIII (“Oak Associates LLC”), Oak Management Corporation, the manager of Oak XIII (“Oak Management”), Bandel L. Carano, a director on our Board, Edward F. Glassmeyer, Fredric W. Harman and Ann H. Lamont on November 8, 2021. The principal business address of each of the reporting persons is c/o Oak Management Corporation, 901 Main Avenue, Suite 600, Norwalk, CT 06851. The reporting persons have shared voting and dispositive power over all reported shares.

(10)    Based on information provided in a Schedule 13G/A filed jointly by Spring Creek Capital, LLC (“Spring Creek”), Koch Industries, Inc. (“Koch Industries”), SCC Holdings, LLC (“SCC”), KIM, LLC (“KIM”), Koch Investments Group, LLC (“KIG”), and Koch Investments Group Holdings, LLC (“KIGH”) on February 9, 2022. Koch Industries, SCC, KIM, KIG and KIGH may be deemed to beneficially own the reported shares held by Spring Creek by virtue of (i) Koch Industries’ beneficial ownership of KIGH, (ii) KIGH’s beneficial ownership of KIG, (iii) KIG’s beneficial ownership of KIM, (iv) KIM’s beneficial ownership of SCC and (v) SCC’s beneficial ownership of Spring Creek. The business address of each reporting person is 4111 E. 37th Street North, Wichita, Kansas 67220.

(11)    Includes 143,541 shares of our common stock held by the Parsons Family Generation Skipping Trust, of which Gary Parsons’s spouse is the sole trustee and 1,000,000 restricted shares of our common stock.

(12)    Includes 627,995 shares of our common stock held by the Ganesh M Pattabiraman Family Trust, of which Ganesh Pattabiraman and Anuradha Srikantan are the trustees; includes 7,582 restricted shares of our common stock.

(13)    Includes warrants exercisable for 324,074 shares of our common stock and 16,112 restricted shares of our common stock.

(14)    Includes 16,112 restricted shares of our common stock.

(15)    Includes 21,482 restricted shares of our common stock.

(16)    Includes 7,582 restricted shares of our common stock and 201,538 shares underlying vested options.

(17)    Includes 5,307 restricted shares of our common stock and 45,737 shares underlying options that have vested or will vest within 60 days of the Record Date.

(18)    Includes 1,094,270 restricted shares of our common stock, warrants exercisable for 324,074 shares of our common stock and 280,748 shares underlying options that have vested or will vest within 60 days of the Record Date.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS AT DECEMBER 31, 2021

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,855,378 (1)	$9.31 (2)	9,893,706 (3)
Equity compensation plans not approved by security holders(4)	1,915,776	$0.38	—
Total	4,771,154		9,893,706

____________

(1)      This number includes 2,821,253 shares covered by restricted stock units and 34,125 shares subject to options, all of which were granted under the Omnibus Plan and excludes purchase rights under the ESPP and 1,069,818 shares of restricted stock granted to certain of our directors under the Omnibus Plan.

(2)      Represents the weighted-average exercise price of 34,125 options outstanding under the Omnibus Plan.

(3)      This number includes 8,893,706 shares available for future issuance under the Omnibus Plan, which is subject to an annual increase to be added on the first business day of the calendar year beginning with the calendar year following the calendar year in which the Omnibus Plan becomes effective equal to the lesser of: (i) 5,636,259 shares of stock; or (ii) a lesser number of shares of stock as determined by the Compensation Committee and 1,000,000 shares available for future issuance under the ESPP, which is subject to an annual increase to be added on the first business day of the calendar year following the calendar year in which the Employee Stock Purchase Plan becomes effective equal to the lesser of: (i) 200,000 shares; or (ii) a lesser number of shares of our common stock as determined by the administrator of the plan. This number has also been reduced by 1,069,818 shares of restricted stock granted to certain of our directors under the Omnibus Plan.

(4)      This number represents shares subject to options granted under former NextNav’s 2011 Unit Option and Profit Interest Plan, amended in 2020 (the “2011 Plan”). For a description of the 2011 Plan, please refer to Note 10 to NextNav’s audited financial statements included within its Annual Report on Form 10-K for the year ended December 31, 2021.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022

Our Audit Committee has appointed Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022. We are submitting our appointment of EY as our independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. EY was former NextNav’s principal independent registered public accounting firm until the Business Combination and continued as our principal independent registered public accounting firm for the rest of the fiscal year ended December 31, 2021. We expect that one or more representatives of EY will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the end of the Annual Meeting.

Our Audit Committee has the sole authority and responsibility to select, appoint, evaluate and, where appropriate, discharge and replace EY as our independent registered public accounting firm, and the appointment of our independent registered public accounting firm is not required to be submitted to a vote of the stockholders for ratification. Notwithstanding the outcome of the vote by our stockholders, our Audit Committee is not bound to retain the independent registered public accounting firm or to replace the independent registered public accounting firm, where, in either case, after considering the outcome of the vote, our Audit Committee determines its decision regarding the independent registered public accounting firm to be in our best interests.

Fees Paid to Independent Registered Public Accounting Firms

During the period from August 10, 2020 (inception) through December 31, 2020, Marcum LLP (“Marcum”) served as Spartacus Acquisition Corporation’s independent registered public accounting firm. After the Business Combination, on October 28, 2021, the Audit Committee of our Board of Directors approved a resolution appointing EY as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ended December 31, 2021, replacing Marcum, which was dismissed from its role as Spartacus Acquisition Corporation’s independent registered public accounting firm, effective immediately.

The following table sets forth the aggregate fees billed for professional services rendered by Marcum and EY during the years ended December 31, 2021 and December 31, 2020:

	Fiscal Year Ended December 31, 2021		Fiscal Year Ended December 31, 2020
	Marcum	EY	Marcum	EY
Audit Fees(1)	$186,370	$1,451,938	$81,375	$996,798
Audit-Related Fees(2)	—	—	—	—
Tax Fees(3)	—	178,923	—	142,196
All Other Fees(4)	—	—	—	—
Total	$186,370	$1,630,861	$81,375	$1,138,994

____________

(1)      Audit Fees: Consists of fees for the audit and other procedures in connection with the Annual Report on Form 10-K for the year ended December 31, 2021, the audit of our financial statements for the year ended December 31, 2020, and certain procedures conducted in connection with the Business Combination.

(2)      Audit-Related Fees: There were no amounts billed for audit-related fees during the years ended December 31, 2021 or December 31, 2020.

(3)      Tax Fees: Consists of fees for general tax consulting, tax compliance and other tax advice. Tax fees encompass a variety of permissible tax services, primarily including tax advice related to federal, state and international income tax compliance.

(4)      All Other Fees: There were no amounts billed for other fees during the years ended December 31, 2021 or December 31, 2020.

All of the services provided to the Company by EY during fiscal 2021 and 2020 were pre-approved by the Audit Committee.

In accordance with the Sarbanes-Oxley Act of 2002, as amended, our Audit Committee’s policy is to pre-approve all audit and permitted non-audit services provided by our independent registered public accounting firm. On an ongoing basis, management defines and communicates specific projects and categories of service for which the advance approval of our Audit Committee is requested. Our Audit Committee reviews these requests and advises management if our Audit Committee approves the engagement of our independent registered public accounting firm for such services. Our Audit Committee has also delegated authority to the Chair of our Audit Committee or one or more of its subcommittees. Any such pre-approval must be reported to our Audit Committee at its next meeting.

Additional Information Regarding Change of Independent Registered Accounting Firm

Marcum’s report on Spartacus Acquisition Corporation’s financial statements as of August 21, 2020 and for the period from August 10, 2020 (inception) through August 21, 2020 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles, except that such audit report dated August 31, 2020 contained an explanatory paragraph in which Marcum expressed substantial doubt as to Spartacus Acquisition Corporation’s ability to continue as a going concern. Marcum’s report on Spartacus Acquisition Corporation’s financial statements as of December 31, 2020, and for the period from August 10, 2020 (inception) through December 31, 2020, dated March 23, 2021 except for the effects of the restatement discussed in Notes 2, 3 and 9 as to which the date is May 12, 2021, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. Marcum’s report on Spartacus Acquisition Shelf Corporation’s (“Shelf”) financial statements as of May 31, 2021 and for the period from May 21, 2021 (inception) through May 31, 2021 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles, except that such audit report dated June 15, 2021 contained an explanatory paragraph in which Marcum expressed substantial doubt as to Shelf’s ability to continue as a going concern.

During the period from August 10, 2020 (inception) through September 30, 2021 and the subsequent interim period preceding the engagement of EY, neither Spartacus Acquisition Corporation nor Shelf consulted EY regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Spartacus Acquisition Corporation’s or Shelf’s financial statements, and no written report or oral advice was provided to Spartacus Acquisition Corporation or Shelf by EY that EY concluded was an important factor considered by Spartacus Acquisition Corporation or Shelf in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

During the period of Marcum’s engagement by Spartacus Acquisition Corporation and Shelf, and the subsequent interim period until Marcum’s dismissal, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Marcum, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports covering such periods. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of Marcum’s engagement and the subsequent interim period until Marcum’s dismissal, except for a material weakness in Spartacus Acquisition Corporation’s internal control over financial reporting related to the accounting for warrants issued by Spartacus Acquisition Corporation.

Recommendation of our Board

Our Board unanimously recommends that stockholders vote “FOR” the ratification of the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

AUDIT COMMITTEE REPORT

The Audit Committee of our Board assists our Board in performing its oversight responsibilities for our financial reporting process and audit process as more fully described in the Audit Committee’s charter. Management has the primary responsibility for the financial statements and the reporting process. Our independent registered public accounting firm, EY, is responsible for performing an independent audit of our financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”), and to issue a report thereon.

In the performance of its oversight function, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2021 with management. In addition, the Audit Committee has discussed with EY the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has also received the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding EY’s communications with the Audit Committee concerning independence, and has discussed with EY its independence.

Based on the review and discussions referenced above, the Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021.

Audit Committee:
Alan B. Howe, Chair
Peter D. Aquino
James B. Fleming

The foregoing report of the Audit Committee shall not be deemed soliciting material or filed, incorporated by reference into or a part of any other filing by us (including any future filings) under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate such report by reference therein.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2023
ANNUAL MEETING OF STOCKHOLDERS

Pursuant to Rule 14a-8 under the Exchange Act, proposals of stockholders intended to be presented at our 2023 Annual Meeting of Stockholders must be received by our Secretary, in writing, at 1775 Tyson’s Blvd., 5th Floor, McLean, VA 22102; Attention: Secretary, no later than December 7, 2022, which is 120 calendar days before April 6, 2023 — the anniversary of the date this proxy statement was released to stockholders in connection with the 2022 Annual Meeting of Stockholders. If, however, the date of our 2023 Annual Meeting of Stockholders is more than 30 calendar days earlier or later than May 18, 2023, then the deadline will be a reasonable time before we begin to print and send out our proxy materials. The dates referenced below with respect to proposing an item of business at our 2023 Annual Meeting of Stockholders will not affect any rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 of the Exchange Act.

In addition, under our Bylaws, a stockholder of record on the date of the giving of the written notice to introduce a nomination or to propose an item of business must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an Annual Meeting of Stockholders. These procedures provide that a nomination for director(s) and/or an item of business to be introduced at an Annual Meeting of Stockholders must be submitted in writing to our Secretary at our offices at 1775 Tyson’s Blvd., 5th Floor, McLean, VA 22102. We must receive written notice of your intention to introduce a nomination or to propose an item of business at our 2023 Annual Meeting of Stockholders no earlier than the opening of business on January 18, 2023 and no later than the close of business on February 17, 2023. However, if the date of our 2023 Annual Meeting of Stockholders is more than 30 calendar days earlier or more than 60 calendar days later than May 18, 2023, then we must receive such notice no earlier than the opening of business on the 120th day prior to the 2023 Annual Meeting of Stockholders and not later than the later of (A) the close of business on the 90th day prior to the 2023 Annual Meeting of Stockholders or (B) the close of business on the 10th day following the day on which public announcement of the date of the 2023 Annual Meeting of Stockholders is first made by the Company. In the case of an election of directors at a special meeting of stockholders, we must receive such notice not earlier than the close of business on the later of (x) the 90th day prior to such special meeting and (y) the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by our Board to be elected at such meeting.

Any such notice must include all of the information required to be in such notice pursuant to our Bylaws filed with the SEC.

ANNUAL REPORT

A copy of our 2021 Annual Report to Stockholders, consisting of our Annual Report on Form 10-K for the year ended December 31, 2021, has been made available or mailed concurrently with this Proxy Statement, without charge, to our stockholders entitled to notice of and to vote at the Annual Meeting, provided that we have not included the exhibits to the Form 10-K. We will provide copies of the exhibits to the Form 10-K upon request by eligible stockholders, provided that we may impose a reasonable fee for providing such exhibits, which is limited to our reasonable expenses. Requests for copies of such exhibits should be mailed to our Secretary, at 1775 Tyson’s Blvd., 5th Floor, McLean, VA 22102.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of our Notice and, if applicable, a printed version of this Proxy Statement and our Annual Report, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of the Notice for your household, please contact our Secretary, at 1775 Tyson’s Blvd., 5th Floor, McLean, VA 22102; telephone: (800) 775-0982. If you participate in householding and wish to receive a separate copy of the Notice, or if you do not wish to continue to participate in householding and prefer to receive separate copies of the Notice in the future, please contact our Secretary as indicated above and we will promptly deliver a separate copy of the Notice, Proxy Statement and Annual Report, as applicable.

If your shares are held in street name through a broker, bank or other nominee, please contact your broker, bank or nominee directly if you have questions, require additional copies of our materials or wish to receive a single copy of such materials in the future for all beneficial owners of shares of our common stock sharing an address.

Your vote is important. Even if you plan to attend the Annual Meeting, we urge you to submit your proxy or voting instructions as soon as possible.

By Order of the Board of Directors,
/s/ Robert Lantz
Robert Lantz
Vice President, General Counsel and Secretary

April 6, 2022
McLean, Virginia

SCAN TO VIEW MATERIALS & VOTE NEXTNAV INC. C/O NEXTNAV, INC. POST OFFICE BOX 9112 FARMINGDALE, NY 11735-9544 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NN2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D74605-P70502KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY NEXTNAV INC. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following: 1. To elect seven (7) director nominees named in the accompanying Proxy Statement to our Board of Directors (our “Board”), each to serve until our 2023 Annual Meeting of Stockholders or until such person’s successor is duly elected and qualified (“Proposal 1”). Nominees: 01) Gary M. Parsons 02) Ganesh Pattabiraman 03) Peter D. Aquino 04) Peter J. Barris 05) Bandel L. Carano 06) James B. Fleming 07) Alan B. Howe The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (“Proposal 2”). NOTE: Such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.D74606-P70502NEXTNAV INC.Annual Meeting of StockholdersMay 18, 2022 12:00 PM (ET)This proxy is solicited by the Board of DirectorsThe undersigned stockholder(s) of NEXTNAV INC. hereby appoint(s) Robert Lantz and Christian Gates, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of NEXTNAV INC. that the stockholder(s) is/are entitled to vote at theAnnual Meeting of Stockholders to be held at 12:00 PM (ET) on May 18, 2022, virtually at www.virtualshareholdermeeting.com/NN2022,and any adjournment or postponement thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.Continued and to be signed on reverse side

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.D74606-P70502NEXTNAV INC.Annual Meeting of StockholdersMay 18, 2022 12:00 PM (ET)This proxy is solicited by the Board of DirectorsThe undersigned stockholder(s) of NEXTNAV INC. hereby appoint(s) Robert Lantz and Christian Gates, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of NEXTNAV INC. that the stockholder(s) is/are entitled to vote at theAnnual Meeting of Stockholders to be held at 12:00 PM (ET) on May 18, 2022, virtually at www.virtualshareholdermeeting.com/NN2022,and any adjournment or postponement thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.Continued and to be signed on reverse side